                                                                    EXHIBIT 10.1








                        THE FIRST NATIONAL BANK OF BOSTON

                                REVOLVING CREDIT
                                       AND
                               TERM LOAN AGREEMENT

                          Dated as of February 11, 1994

                                     Between

                      MACKENZIE INVESTMENT MANAGEMENT, INC.

                                       And

                        THE FIRST NATIONAL BANK OF BOSTON

                                TABLE OF CONTENTS

                                                                     Page
SECTION 1. - DEFINITIONS.........................................      1

SECTION 2. - THE REVOLVING CREDIT ADVANCES.......................     10

     2.1       Commitment to Lend ...............................     10
     2.2       Requests for Advances; Funding ...................     10
     2.3       Reduction of Commitment ..........................     11
     2.4       Maturity Date ....................................     11
     2.5       Change in Borrowing Base .........................     11

SECTION 3. - THE TERM LOANS......................................     12

     3.1       Term Conversion Date; Term Loans .................     12
     3.2       Repayment of Term Loans ..........................     12

SECTION 4. - RATE CONVERSION, INTEREST, PAYMENT AND COSTS........     12

     4.1       The Note .........................................     12
     4.2       Rate Conversion and Rate Extension ...............     13
     4.3       Interest .........................................     14
     4.4       Default Interest .................................     14
     4.5       Facility Fee .....................................     15
     4.6       Optional Prepayment ..............................     15
     4.7       Funds for Payments ...............................     15
     4.8       Computations .....................................     15
     4.9       Fixed Rate Indemnification .......................     16
     4.10      Additional Costs, Etc ............................     16
     4.11      Capital Adequacy .................................     18

SECTION 5. - REPRESENTATIONS AND WARRANTIES......................     19

     5.1       Corporate Authority ..............................     19
     5.2       Governmental Approvals ...........................     20
     5.3       Title to Properties; Leases ......................     20
     5.4       Financial Statements .............................     20
     5.5       No Material Changes, Etc .........................     21
     5.6       Franchises, Patents, Copyrights, Etc .............     21

     5.7       Litigation .......................................     21
     5.8       No Materially Adverse Contracts, Etc .............     21
     5.9       Compliance With Other Instruments Laws, Etc ......     22
     5.10      Tax Status .......................................     22
     5.11      No Event of Default ..............................     22
     5.12      Holding Company and Investment Company Acts ......     22
     5.13      Absence of Financing Statements, Etc .............     23
     5.14      Certain Transactions .............................     23
     5.15      ERISA Compliance .................................     23
     5.16      Regulations U and X ..............................     23
     5.17      Registrations, Permits, Etc ......................     23
     5.18      Subsidiaries .....................................     24
     5.19      Advisory Agreements ..............................     24
     5.20      12b-1 Plans ......................................     25
     5.21      The Parent .......................................     25

SECTION 6. - AFFIRMATIVE COVENANTS OF THE COMPANY................     28

     6.1       Proceeds .........................................     28
     6.2       Punctual Payment .................................     29
     6.3       Maintenance of Office ............................     29
     6.4       Records and Accounts .............................     29
     6.5       Financial Statements, Certificates and Information     29
     6.6       Corporate Existence; Maintenance of Properties ...     31
     6.7       Insurance ........................................     32
     6.8       Taxes ............................................     32
     6.9       Inspection of Properties and Books ...............     32
     6.10      Compliance with Laws, Contracts, Licenses, Permits     33
     6.11      Pension Plans ....................................     33
     6.12      Status Under Securities Laws .....................     34
     6.13      Sales Under 12b-1 Plans ..........................     34
     6.14      Notices ..........................................     34
     6.15      Further Assurances ...............................     34

SECTION 7. - CERTAIN NEGATIVE COVENANTS OF THE COMPANY...........     35

     7.1       Restrictions on Indebtedness .....................     35
     7.2       Restrictions on Liens ............................     36
     7.3       Restrictions on Investments ......................     37
     7.4       Merger and Consolidation .........................     38

     7.5       Distributions ....................................     38
     7.6       Sales and Leaseback ..............................     39
     7.7       Liens of Business ................................     39
     7.8       Consolidated Cash Flow Ratio .....................     39
     7.9       Consolidated Fixed Charge Ratio ..................     39
     7.10      Consolidated Tangible Net Worth ..................     39
     7.11      Consolidated Net Income ..........................     39
     7.12      Leverage Ratio ...................................     39

SECTION 8. -  CONDITIONS PRECEDENT...............................     39

     8.1       Closing Conditions ...............................     40

     8.2       All Borrowings ...................................     40

SECTION 9.  - EVENTS OF DEFAULT; ACCELERATION....................     41

SECTION 10. - SETOFF.............................................     45

SECTION 11. - EXPENSES...........................................     45

SECTION 12. - INDEMNIFICATION....................................     46

SECTION 13. - SURVIVAL OF COVENANTS, ETC.........................     46

SECTION 14. - PARTIES IN INTEREST................................     46

SECTION 15. - NOTICES, ETC.......................................     46

SECTION 16. - MISCELLANEOUS .....................................     47

SECTION 17. - ENTIRE AGREEMENT, ETC..............................     48

SECTION 18. - CONSENTS, AMENDMENTS, WAIVERS, ETC.................     48

Exhibits:

    Exhibit A      - Form of Note
    Exhibit B      - Form of Borrowing Base Report
    Exhibit C      - Form of Advance Request
    Exhibit D      - Form of Compliance Certificate

Schedules:

   Schedule    1      - 12b-1 Funds
   Schedule    5.3    - Title to properties
   Schedule    5.18   - Subsidiaries
   Schedule    5.19   - Advisory Agreements
   Schedule    5.20   - 12b-1 Plan Distribution Agreements

                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

         This REVOLVING CREDIT AND TERM LOAN AGREEMENT is made as of February 11, 1994, by and between MACKENZIE INVESTMENT MANAGEMENT, INC. (The "Company"), a Delaware corporation having its principal place of business at 700 South Federal Highway, Boca Raton, FL 33432, and THE FIRST NATIONAL BANK OF BOSTON (the "Bank"), a national banking association having its principal place of business at 100 Federal Street, Boston, MA 02110.

         Section 1. DEFINITIONS. (a) The following terms shall have the meanings set forth in this 1 or elsewhere in the provisions of this Agreement referred to below:

         Advance Request. See section 2.2.

         Advances. Revolving credit advances made by the Bank to the Company pursuant to requests of the Company under this Agreement, whether a Base Rate Advance or a Fixed Rate advances (each of which shall be a "Type" of Advance).

         Agreement. This Revolving Credit and Term Loan Agreement, including the Exhibits and Schedules hereto, as originally executed, or if this Agreement is amended, varied or supplemented from time to time, as so amended, varied or supplemented.

         Balance Sheet Date. March 31, 1993.

         Bank. See preamble.

         Base Rate. The higher of (a) the annual rate of interest announced from time to time by the Bank at its head office in Boston, Massachusetts, as its "base rate" and (b) one-half of one percent (l/2%) above the Federal Funds Effective Rate. For the purposes of this definition, "Federal Funds Effective Rate" shall mean, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Bank from three funds brokers of recognized standing selected by the Bank.

         Base Rate Advance. An Advance which bears interest with reference to the Base Rate plus any additional margin required pursuant to sec. 4.3.

         Base Rate Amounts. Base Rate Advances and Base Rate Term Loans.

         Base Rate Term Loan. A Term Loan which bears interest with reference to the Base Rate plus any additional margin pursuant to sec. 4.3.

         Borrowing Base. On any date during the term of this Agreement, an amount equal to the lesser of (a) the Unreimbursed Sales Commission Amount and
(b) the Contingent Redemption Amount, in each case as determined by the Bank by reference to the most recent Borrowing Base Report delivered to the Bank

         Borrowing Base Report. A report with respect to the Borrowing Base in the form attached hereto as Exhibit B.

         Business Day. Any day on which banking institutions in Boston, Massachusetts are open for the transaction of banking business.

         Class B Shares. Any shares (or class of shares) of beneficial interest or capital stock of any 12b-l Fund upon the redemption of which a contingent deferred sales charge or other redemption fee or amount is payable.

         Commitment. The Bank's obligation to make Advances to the Company under this Agreement up to the Commitment Amount.

         Commitment Amount. $5,000,000, minus the amount of any reductions pursuant to sec. 2.3 hereof; or if such commitment is terminated pursuant to the provisions hereof, zero.

         Company. See preamble.

         Consolidated or consolidated. With reference to any term defined herein, shall mean that term as applied to the accounts of the Company and its Subsidiaries, consolidated in accordance with generally accepted accounting principles.

         Consolidated Cash Flow. For any period, an amount equal to the sum of
(a) Consolidated Net Income for such period, plus (b) the aggregate amount deducted in the computation thereof in respect of depreciation, amortization, federal and state income taxes paid in cash during such period, Consolidated Interest Charges and Consolidated Rental Expense.

         Consolidated Fixed Charges. For any period, an amount equal to the sum of (a) all payments of principal on Indebtedness which are due and payable at any time during such period pursuant to any agreement or instrument to which the Company or any of its Subsidiaries is a party relating to the borrowing of money or the obtaining of credit, including the principal component of payments in respect of capitalized leases, plus (b) Consolidated Interest Charges for such period, plus (c) capital expenditures for such period, plus (d) Consolidated Rental Expense for such period, plus (e) the aggregate amount of federal and state income taxes actually paid in cash by the Company and its Subsidiaries during such period, all as determined in accordance with generally accepted accounting principles. Demand obligations shall be deemed to be due and payable during any and all fiscal periods during which said obligations are outstanding.

         Consolidated Interest Charges. For any period, the expenses of the Company and its Subsidiaries for such period for interest on Indebtedness (including the current portion thereof and including payments consisting of interest in respect of capitalized leases) and for commitment fees, facility fees, balance deficiency fees, and similar expenses in connection with the borrowing of money.

         Consolidated Net Income. For any period, the consolidated net income (of deficit) of the Company and its Subsidiaries during such period, after deduction of all expenses, taxes, and other proper charges, determined in accordance with generally accepted accounting principles, after eliminating therefrom all. Extraordinary nonrecurring items of income.

         Consolidated Rental Expense. For any period, the aggregate amount of consolidated rental expense of the Company and its Subsidiaries during such period for the lease of real or personal property under lease arrangements that do not constitute capitalized leases, as determined in accordance with generally accepted accounting principles.

         Consolidated Tangible Net Worth. The excess of the consolidated total assets of the Company and its Subsidiaries (excluding amounts which would or should be reflected on the Company's consolidated balance sheet as receivables from brokers for sales of mutual fund shares) determined in accordance with generally accepted accounting principles, over Consolidated Total Liabilities, and less the sum of:

                  (a) the total book value of all assets of the Company and its Subsidiaries properly classified as intangible assets under generally accepted accounting principles, including, without limitation, such items as good will, the purchase price of acquired assets in excess of the fair market value thereof, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, and rights with respect to the foregoing; and

                  (b) all amounts representing any write-up in the book value of any assets of the Company and its Subsidiaries resulting from a revaluation thereof subsequent to the Balance Sheet Date, excluding adjustments to translate foreign assets and liabilities for changes in foreign exchange rates made in accordance with Financial Accounting Standards Board Statement No. 52.

         Consolidated Total Liabilities. All consolidated liabilities of the Company and its Subsidiaries (excluding amounts which would or should be reflected on the Company's consolidated balance sheet as payable to funds for sales of mutual fund shares) determined in accordance with generally accepted accounting principles and all other Indebtedness of the Company and its Subsidiaries, whether or not so classified.

         Contingent Redemption Amount. On any date the aggregate redemption proceeds that would be payable by shareholders of Class B Shares of the 12b-l Funds for contingent deferred sales charges or redemption fees, assuming a total redemption on such date of all Class B Shares in the 12b-l Funds.

         Default. Any event which with notice or lapse of time would become an Event of Default.

         Distributions. The declaration or payment of any dividend on or in respect of any shares of any class of capital stock or other equity interest of any Person (or any options, warrants, or rights to purchase or subscribe for the same), other than dividends payable solely in shares of common stock of such Person; the purchase, redemption, or other retirement of any shares of any class of capital stock or other equity interest of any Person (or any options, warrants, or rights to purchase or subscribe for the same), directly or indirectly through a Subsidiary or otherwise; the return of capital by any Person to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock or other equity interest of any Person.

         Drawdown Date. The date on which any Advance is made or is to be made.

         ERISA. The Employee Retirement Income Security Act of 1974.

         ERISA Affiliate. Any Person which is treated as a single employer with the Company under sec. 414 of the Internal Revenue Code of 1986, as amended.

         Event of Default. See sec. 9.

         Facility Fee. See sec. 4.5.

         Fixed Rate Advance. An Advance which bears interest with reference to the Funding Rate plus any additional margin required pursuant to sec. 4.3.

         Fixed Rate Amounts. Fixed Rate Advances and Fixed Rate Term Loans.

         Fixed Rate Term Loan. A Term Loan which bears interest with reference to the Funding Rate plus any additional margin required pursuant to sec. 4.3.

         Funding Rate. With respect to any Interest Period, the rate per annum determined by the Bank in its sole discretion at the commencement of such Interest Period to be equal to its cost of funds for such Interest Period.

         Generally accepted accounting principles. (i) When used in general, means accounting principles which are (1) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors (or successor organizations), and (2) such that a certified public accountant would, insofar as the use of accounting principles is pertinent, be in a position to deliver an unqualified opinion as to financial statements in which such principles have been properly applied; and (ii) when used with reference to the Borrowing Base and the covenants set forth in sec. sec. 7.8-7.12 hereof, generally accepted accounting principles shall mean (to the extent consistent with such principles) the accounting practice of the Company reflected in its financial statements for the year ended on the Balance Sheet Date consistently applied.

         Guaranteed Pension Plan. Any employee pension benefit plan within the meaning of sec. 3(2) of ERISA maintained by the Company, or any ERISA Affiliate, or to which the Company or any ERISA Affiliate contributes, which is required to pay plan termination insurance premiums to the Pension Benefit Guaranty Corporation.

         Indebtedness. All obligations, contingent and otherwise, which in accordance with generally accepted accounting principles should be classified upon the obligor's balance sheet as liabilities, or to which reference should be made by footnotes thereto, including, without limitation, in any event and whether or not so classified: (i) all debt and similar monetary obligations, whether direct or indirect; (ii) all liabilities secured by any mortgage, pledge, security interest, lien, charge, or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; and (iii) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of Indebtedness of others, including any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase Indebtedness, or to assure the owner of Indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the Indebtedness held by such owner or otherwise, and the obligations to reimburse the issuer in respect of any letters of credit.

         Installment Payment Date. See sec. 3.2.

         Interest Period. With respect to each Fixed Rate Amount (i) initially, the period commencing on the Drawdown Date or Term Conversion Date or on the date of any conversion from a Base Rate Amount to a Fixed Rate Amount, and ending 7, 14, 30, 60 or 90 days thereafter, as the Company may elect pursuant to sec. 2.2, sec. 3.1 or sec. 4.2, and (ii) with respect to each Rate Extension thereafter, the period commencing on the last day of the preceding Interest Period for such Fixed Rate Amount and ending 7, 14, 30, 60 or 90 days thereafter, as the Company may elect pursuant to sec. 4.2.

         Investment Advisers Act. The Investment Advisers Act of 1940, as amended.

         Investment Company Act. The Investment Company Act of 1940, as amended.

         Investments. All expenditures made and all liabilities incurred (contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any person. In determining the aggregate amount of Investments outstanding at any particular time, (i) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding;(ii) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid,
(iii) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (iv) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause, (iii) may be deducted when paid; and (v) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

         Loan Documents. This Agreement, the Note, the Security Documents and any other agreement or instrument designated as a Loan Document by the Company and the Bank.

         Loans. Collectively, the Advances and the Term Loans.

         Mackenzie Funds Distribution. Mackenzie Funds Distribution, Inc., a Florida corporation

         Note. See sec. 4.1.

         Obligations. All indebtedness, obligations and liabilities of the Company to the Bank, existing on the date of this Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising or incurred (whether by contract, operation of law or otherwise) under this Agreement or any of the other Loan

Documents or in respect of Advances or Term Loans or the Note or other instruments at any time evidencing any of such indebtedness, obligations and liabilities.

         Outstanding. With respect to the Loans, the unpaid principal thereof as of any date of determination.

         Parent. Mackenzie Financial Corporation, a corporation organized under the laws of Ontario, Canada, having its principal place of business at 150 Bloor Street West, Toronto, Ontario M5S3B5, Canada.

         Person. Any individual, corporation, partnership, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

         Rate Conversion. (i) Conversion of Base Rate Advances to fixed Rate Advances or of Fixed Rate Advances to Base Rate Advances and (ii) conversion of Base Rate Term Loans to Fixed Rate Term Loans or of Fixed Rate Term Loans to Base Rate Term Loans.

         Rate Extension. With respect to any Fixed Rate Amount, the election by the Company in accordance with the terms hereof for such Fixed Rate Amount to bear interest at a rate per annum referencing the Funding Rate for a successive Interest Period.

         Security Documents. The Guaranty dated as of the date hereof from the Parent to the Bank, and all related instruments and documents.

         Subsidiary. Any corporation, association, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

         Term Conversion Date. February 10, 1995.

         Term Conversion Notice. See sec. 3.1.

         Termination Date. December 31, 1999 or the earlier date of termination of this Agreement pursuant to sec. 2.4, sec. 4.6 or sec. 9.

         Term Loans. Base Rate Term Loans and Fixed Rate Term 1 Loans made by the Bank pursuant to sec. 3.1 and 4.2 (each of which shall be a "Type" of Term Loan).

         12b-l Funds. Any investment companies registered under the Investment Company Act of which the Company is the investment adviser and Mackenzie Funds Distribution is the distributor and which have adopted and have in effect a 12b-l Plan and which are listed on Schedule 1 hereto, which schedule the Company may add to from time to time.

         12b-l Plan. A plan of distribution relating to any of the 12b-l Funds adopted pursuant to Rule 12b-1 under the Investment Company Act.

         Unreimbursed Sales Commission Amount. For any period, an amount equal to (a) the Unreimbursed Sales Commission Amount as of the last day of the prior period, plus (b) the aggregate amount of commissions paid or payable by Mackenzie Funds Distribution during such period to brokers in respect of Class B Shares of 12b-1 Funds, minus (c) the aggregate amount of distribution fees and redemption fees received by Mackenzie Funds Distribution during such period from the 12b-l Funds and the holders of Class B Shares, respectively, in respect of Class B Shares of 12b-l Funds. Notwithstanding the foregoing, the initial Unreimbursed Sales Commission Amount hereunder shall be the aggregate amount of commissions paid to brokers by Mackenzie Funds Distribution during the period from October 23, 1993 through January 31, 1994 in respect of Class B Shares of 12b-1 Funds, minus the aggregate amount of distribution fees and redemption fees received by Mackenzie Funds Distribution from the 12b-1 Funds and the holders of Class B Shares during the same period in respect of Class B Shares of 12b-l Funds.

         Voting Stock. Stock or similar interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

         (b) All terms of an accounting character not specifically defined herein shall have the meanings assigned thereto by generally accepted accounting principles. All terms not specifically defined herein which are defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts shall have the same meanings herein as therein. Each reference herein to a particular Person (including, without limitation, the Bank) shall include a reference to such Person's successors and permitted assigns. A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Agreement. The singular includes the plural and the plural includes the singular. A reference to any law includes any amendment or modification to such law. The words "herein", "hereof", "hereunder" and words of like import shall refer to this Agreement as a whole and not to any particular Section or subdivision of this Agreement.

         Sec. 2.  THE REVOLVING CREDIT ADVANCES.

         Sec. 2.1. Commitment to Lend. Subject to the terms and conditions set forth in this Agreement, the Bank agrees to lend to the Company and the Company may borrow, repay, and reborrow from time to time between the date of this Agreement and the Term Conversion Date upon notice by the Company to the Bank given in accordance with sec. 2.2 hereof, such sums as may be requested by the Company up to a maximum aggregate principal amount outstanding (after giving effect to all amounts requested) at any one time equal to the lesser of the Commitment Amount or the Borrowing Base. If at any time the aggregate principal amount of all Advances outstanding shall exceed the Commitment Amount or the Borrowing Base then in effect, the Company shall immediately pay to the Bank the amount of such excess.

         Sec. 2.2. Requests for Advances; Funding. The Company shall give to the Bank by telecopy, telex, cable or telephone, in each case confirmed immediately in writing by the Company by a notice in the form of Exhibit C hereto, notice of each Advance requested hereunder (an "Advance Request") no later than the applicable time specified below and specifying (i) the proposed Drawdown Date,
(ii) the Types of Advances to comprise such borrowing, (iii) in the case of Fixed Rate Advances, the initial Interest period for such Advances, (iv) the amount of each Advance, and (v) the Borrowing Base then in effect. Each Advance Request shall be in a minimum aggregate amount of $100,000 or an integral multiple thereof. In the event that the Company wishes to request a Base Rate Advance, the Company shall give the Bank such Advance Request not later than 11:00 a.m. (Boston time) on the proposed Drawdown Date. In the event that the Company wishes to request a Fixed Rate Advance, the Company shall request the Bank to quote the Company the Funding Rate applicable to the proposed Interest Period not later than 11:00 a.m. (Boston time) on the proposed Drawdown Date, specifying all of the information that would be required in an Advance Request. Upon such request, the Bank will as promptly as practicable notify the Company by telephone on such date, of the Funding Rate applicable to the proposed Interest period, specifying how long such rate quotation is available to the Company. If the Company wishes to request a Fixed Rate Advance upon the terms described in the Company's request and at the Funding Rate quoted by the Bank for the proposed Interest Period, the Company will give the Bank an Advance Request as provided in this sec. 2.2, not later than the time such rate quotation is to expire in accordance with its terms. Each request for Advances hereunder shall constitute a representation by the Company that the conditions set forth in sec. 8 hereof have been satisfied on the date of such request. Upon satisfaction of all conditions to the Bank's obligations to make any Advance requested by the Company in any Advance Request hereunder, the Bank will make the amount of such Advance available to the Company on the proposed Drawdown Date of such Advance. Each Advance Request for a Fixed Rate Loan shall obligate the Company to accept the Advance requested from the Bank on the proposed Drawdown Date and shall be irrevocable and binding on the Company.

         Sec. 2.3. Reduction of Commitment. The Company shall have the right at any time and from time to time upon five Business Days' prior written notice to the Bank to reduce by $500,000 or an integral multiple thereof or terminate entirely the unborrowed portion of the Commitment Amount, whereupon the Commitment Amount shall be reduced by the amount specified in such notice or, as the case may be, terminated. Upon the effective date of any reduction of the Commitment Amount in part or termination of the Commitment Amount in full, the Company shall pay to the Bank the full amount of any Facility Fee then accrued on the amount of the reduction. No reduction of he Commitment Amount may be reinstated.

         Sec. 2.4. Maturity Date. Subject to the terms and conditions of this Agreement, the Commitment shall terminate on the Term Conversion Date and, except for Advances converted into Term Loans pursuant to sec. 3.1 hereof, all Advances shall become due and payable on the Term Conversion Date.

         Sec. 2.5. Change in Borrowing Base. The Borrowing Base shall be determined by the Bank monthly as of the last day of the most recently ended month (unless the Bank shall specify another interval) by reference to the Borrowing Base Report delivered pursuant to sec. 6.5(e) hereof.

         Sec. 3. THE TERM LOANS

         Sec. 3.1. Term Conversion Date; Term Loans. (a) Subject to the terms and conditions of this Agreement, the Company may on the Term Conversion Date convert the Advances into Term Loans in an aggregate amount equal to the aggregate amount of the outstanding Advances. All Advances not so converted to Term Loans shall be due and payable on the Term Conversion Date. The Company shall give the Bank irrevocable notice, by telecopy, telex or cable, in each case confirmed immediately in writing by the Company (the "Term Conversion Notice") no later than 11:00 a.m. (Boston time) five Business Days prior to the Term Conversion Date, requesting the Bank to make the Term Loans on the Term Conversion Date. The Term Conversion Notice shall specify (i) the amount of the outstanding Advances being requested to be converted into Term Loans, (ii) the requested Types of Term Loans and the amounts thereof, and (iii) the length of the initial Interest Periods in the case of Fixed Rate Term Loans.

         (b) On the Term Conversion Date, the Company shall pay to the Bank all interest accrued to such date on the Advances.

         Sec. 3.2. Repayment of Term Loans. Subject to sec. 4.6 and sec. 9 hereof, the Term Loans shall be payable in installments over a term of five years as hereinafter set forth. The Company hereby absolutely and unconditionally promises to pay to the Bank the principal amount of the Term Loans Outstanding on the Term Conversion Date in twenty consecutive, equal quarterly installments each in an amount equal to 1/20 of the Term Loans Outstanding on the Term Conversion Date, such installments to be due and payable on the last day of each March, June, September and December of each year, commencing on March 31, 1995, with a final payment on the Termination Date (each, an "Installment Payment Date"); provided that the last such installment shall be in the amount necessary to repay in full the aggregate principal amount outstanding of the Loans.

         Sec. 4.  RATE CONVERSION, INTEREST, PAYMENT AND COSTS.

         Sec. 4.1. The Note. The Loans shall be evidenced by a Note of the Company in substantially the form of Exhibit A hereto (the "Note"), dated the date of this Agreement representing the obligation of the Company to pay the Bank the Commitment Amount or, if less, the aggregate unpaid principal amount of all Loans made by the Bank hereunder, plus interest accrued thereon, as set forth below. All Advances made to the Company by the Bank shall be recorded by the Bank, and all payments made on account of the Loans shall be similarly recorded. Any failure of the Bank to record a transaction in a timely fashion, or any error in so recording, shall not affect or impair the validity of any obligation.

         Sec. 4.2. Rate Conversion and Rate Extension. (a) The Company may effect a Rate Conversion or Rate Extension upon notice given to the Bank, not later than the applicable time specified below, by telecopy, telex, cable or telephone, in each case confirmed immediately in writing by the Company and specifying (i) the date of the Rate Conversion or Rate Extension, (ii) the Advances or Term Loans to be converted or extended, and (iii) with respect to Rate Conversions of Base Rate Amounts into Fixed Rate Amounts and Rate Extensions, the duration of the Interest Period for such Advances or Term Loans. In the event that the Company wishes to effect a conversion from a Fixed Rate Amount to a Base Rate Amount, the Company shall give the Bank such notice not later than 11:00 a.m. (Boston time) on the date of such Rate Conversion. In the event that the Company wishes to effect a Rate Conversion from a Base Rate Amount to a Fixed Rate Amount or a Rate Extension, the Company shall request the Bank to quote the Company the Funding Rate applicable to the proposed Interest Period not later than 11:00 a.m. (Boston time) on the date of such proposed Rate Conversion or Rate Extension, specifying all of the information that would be required in a notice of Rate Conversion or Rate Extension, as the case may be. Upon such request, the Bank will as promptly as practicable notify the Company by telephone on such date, of the Funding Rate applicable to the proposed Interest Period, specifying how long such rate quotation is available to the Company. If the Company wishes to effect a Rate Conversion from a Base Rate Amount to a Fixed Rate Amount or a Rate Extension upon the terms described in the Company's request and at the Funding Rate quoted by the Bank for the proposed Interest Period, the Company will give the Bank notice as provided in this sec. 4.2, not later than the time such rate quotation is to expire in accordance with its terms. Notwithstanding anything to the contrary herein, if the Company shall at any time fail to give the Bank a notice of Rate Conversion or Rate Extension with respect to Fixed Rate Amounts in accordance with this sec. 4.2(a), then the Company shall be deemed to have given a timely notice of a Rate Conversion into a Base Rate Advance or Base Rate Term Loan, as appropriate.

         (b) Notwithstanding anything to the contrary herein, any Rate Conversion of a Fixed Rate Amount to a Base Rate Amount and any Rate Extension may be made only on the last day of the Interest Period applicable to such Fixed Rate Amount. No Rate Conversion of a Base Rate Amount to a Fixed Rate Amount, and no Rate Extension, shall be made during the continuance of a Default or an Event of Default.

         Sec. 4.3. Interest. (a) Except as otherwise provided in sec. 4.4, the Company shall pay interest on the unpaid principal amount of each Advance from the Drawdown Date thereof until such principal amount is paid in full or converted to a Term Loan and on the unpaid principal amount of each Term Loan from the Term Conversion Date until such principal amount is paid in full, in each case at an annual rate equal to, (a) with respect to Base Rate Advances, the Base Rate, (b) with respect to Fixed Rate Advances, the sum of the Funding Rate plus 1.50% per annum, (c) with respect to Base Rate Term Loans, the sum of the Base Rate plus .25% per annum, and (d) with respect to Fixed Rate Term Loans, the sum of the Funding Rate plus 1.75% per annum.

         (b) Notwithstanding anything to the contrary in this Agreement, the Company shall select the Interest Periods with respect to all Fixed Rate Term Loans so that on each Installment Payment Date an amount of Term Loans at least equal to the aggregate amount of the installment of principal then due on the Term Loans shall not consist of Fixed Rate Term Loans subject to an Interest Period that ends after such Installment Payment Date. In no event shall any Interest Period end after the Termination Date.

         (c) Interest on each Base Rate Amount shall be payable monthly in arrears on the last day of each calendar month and on the date such Base Rate Amount is paid in full, and, with respect to Base Rate Advances, on the Term Conversion Date. Interest on each Fixed Rate Amount shall be payable on the last day of each Interest Period relating thereto and, in addition, if the Interest Period is more than 30 days, each date that is 30 or 60 days from the first day of such Interest Period.

         Sec. 4.4. Default Interest. Overdue principal and (to the extent permitted by applicable law) interest on the Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest compounded monthly and payable on demand at a rate per annum equal to two percent (2%) above the Base Rate until such amount shall be paid in full (after as well as before judgment). During the continuance of an Event of Default the principal of the Loans not overdue shall, until such Event of Default has been cured or remedied or waived by the Bank, bear interest at a rate per annum equal to the greater of (a) two percent (2%) above the rate of interest otherwise applicable to such Loans pursuant to sec. 4.3 and (b) the rate of interest applicable to overdue principal pursuant to the first sentence of this sec. 4.4.

         Sec. 4.5. Facility Fee. The Company agrees to pay to the Bank a facility fee (the "Facility Fee") at the rate of one-half of one percent (1/2%) per annum on the average daily Commitment Amount during each three-month period (or portion thereof) ending on the payment dates referred to below from the date hereof to the Term Conversion Date. The Facility Fee shall be payable quarterly in arrears on the last day of each March, June, September and December of each year, commencing on March 31, 1994, with a final payment on the Term Conversion Date.

         Sec. 4.6. Optional Prepayment. The Company shall have the right at any time to prepay the Note, as a whole, or in part, without premium or penalty, but subject to the provisions of sec. 4.9 hereof, upon not less than two Business Days' prior written, telegraphic or telephonic notice to the Bank; provided that each partial prepayment shall be in the aggregate principal amount of $100,000 or an integral multiple thereof. Each prepayment of principal shall include all interest accrued to the date of prepayment. Each partial prepayment of the Term Loans shall be applied to the then last maturing installment or installments of principal of the Term Loans in the inverse order of maturity. No amount repaid with respect to the Term Loans may be reborrowed.

         Sec. 4.7. Funds for Payments. All payments of principal, interest,and facility fees and any other amounts due hereunder shall be made by the Company to the Bank at the Bank's head office in Boston, Massachusetts or at such other location that the Bank may designate from time to time in immediately available funds in United States dollars, without setoff or counterclaim.

         Sec. 4.8. Computations. All computations of interest on the Loans and of the Facility Fee shall be based on a 360-day year and paid for the actual number of days elapsed. Whenever a payment here under or under the Note becomes due on a day which is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The Outstanding amount of the Loans as reflected on the Bank's records from time to time shall be considered correct and binding on the Company unless within ten Business Days after receipt of any notice from the Bank of such Outstanding amount, the Company shall notify the Bank to the contrary. Any change in the rate of interest payable on any Advance or Term Loan resulting from a change in the Base Rate shall become effective as of the opening of business on the day on which such change in the Base Rate becomes effective.

         Sec. 4.9. Fixed Rate Indemnification. With respect to any Fixed Rate Advance or Rate Conversion to a Fixed Rate Amount, if such Advance or Term Loan or Rate Conversion is not made on the proposed date therefor, the Company shall indemnify the Bank against any loss or expense incurred by the Bank as a result of such failure, including without limitation, any loss or expense incurred by reason of liquidation or reemployment of deposits or other funds acquired by the Bank to fund or maintain a Fixed Rate Amount maintained by the Bank. If for any reason, including pre-payment, conversion to Term Loans or acceleration of the Loans pursuant to sec. 9, the Bank receives payment of the principal of a Fixed Rate Amount or a Fixed Rate Amount is converted to a Base Rate Amount on a date other than the last day of the Interest Period relating thereto, the Company shall pay the Bank, upon demand, any amounts required to compensate the Bank for any additional losses, costs or expenses which it may reasonably incur as a result of such payment or Rate Conversion, including, without limitation, any loss, costs or expenses incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Bank to fund or maintain such Advances and/or Term Loans. Any demand by the Bank for payment pursuant to this sec. 4.9 shall be accompanied by a schedule in reasonable detail setting forth its computation of any such loss, cost or expense, such schedule to be conclusive and binding on the Company, absent manifest error.

         Sec. 4.10. Additional Costs. Etc. If any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to the Bank by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

                  (a) subject the Bank to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement, the other Loan Documents, the Bank's Commitment or the Loans (other than taxes based upon or measured by the income or profits of the Bank), or

                  (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to the Bank of the principal of or the interest on any Loans or any other amounts payable to the Bank under this Agreement or the other Loan Documents, or

                  (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or commitments of an office of the Bank, or

                  (d) impose on the Bank any other conditions or requirements with respect to this Agreement, the other Loan Documents, the Loans, the Bank's Commitment, or any class of loans or commitments of which any of the Loans or the Bank's Commitment forms a part, and the result of any of the foregoing is

                           (i) to increase the cost to the Bank of making,
                  funding, issuing, renewing, extending or maintaining any of the Loans or the Bank's Commitment, or

                           (ii) to reduce the amount of principal, interest or
                  other amount payable to the Bank hereunder on account of the Bank's Commitment or any of the Loans, or

                           (iii) to require the Bank to make any payment or to
                  forego any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by the Bank from the Company hereunder, then, and in each such case, the Company will, upon demand made by the Bank at any time and from time to time and as often as the occasion therefor may arise, pay to the Bank such additional amounts as will be sufficient to compensate the Bank for such additional cost, reduction, payment or foregone interest or other sum.

         Sec. 4.11. Capital Adequacy. If the Bank shall have determined that any present or future applicable law, rule, regulation, guideline, directive or request (whether or not having force of law) regarding capital requirements for banks or bank holding companies, or any change therein or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any of the foregoing, imposes or increases a requirement by the Bank to allocate capital resources to the Bank's commitment to make or issue, or to the Bank's maintenance of, loans hereunder, which has or would have the effect of reducing the return on the Bank's capital to a level below that which the Bank could have achieved (taking into consideration the Bank's then existing policies with respect to capital adequacy and assuming full utilization of the Bank's capital) but for such applicability, change, interpretation, administration or compliance, by any amount deemed by the Bank to be material, the Bank shall promptly after its determination of such occurrence give notice thereof to the Company, which notice shall be accompanied by a schedule in reasonable detail setting forth the bases for the Bank's determination. The Company and the Bank shall thereafter attempt to negotiate in good faith an adjustment to the compensation payable hereunder which will adequately compensate the Bank for such reduction. If the Company and the Bank are unable to agree to such adjustment within thirty days of the day on which the Company receives such notice, then commencing on the date of such notice (but not earlier than the effective date of any such applicability, change, interpretation, administration or compliance), the fees payable hereunder shall increase by an amount which will, in the Bank's reasonable determination, compensate the Bank for such reduction, the Bank's determination of such amount to be conclusive and binding on the Company, absent manifest error. In determining such amount, the Bank may use any reasonable methods of averaging, allocating or attributing such reduction among its customers.

         Sec. 5. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Bank:

         Sec. 5.1. Corporate Authority.

                  (a) Incorporation; Good Standing. Each of the Company and its Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, (ii) has all requisite corporate power to own its property and conduct its business as now conducted and as presently contemplated, and (iii) is in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a material adverse effect on the business, assets or financial condition of the Company or its Subsidiaries.

                  (b) Authorization. The execution, delivery and performance by the Company of this Agreement and the Note and the transactions contemplated hereby and thereby (i) are within the corporate authority of the Company, (ii) have been duly authorized by all necessary corporate proceedings, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Company or any of its Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to the Company or any of its Subsidiaries and (iv) do not conflict with any provision of the corporate charter or bylaws of, or any agreement or other instrument binding upon, the Company or any of its Subsidiaries.

                  (c) Enforceability. The execution and delivery by the Company of this Agreement and the Note will result in valid and legally binding obligations of the Company, enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         Sec. 5.2. Governmental Approvals. The execution, delivery and performance by the Company of this Agreement and the Note and the transactions contemplated hereby and thereby do require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained.

         Sec. 5.3. Title to Properties; Leases. Except as indicated on Schedule
5.3 hereto, the Company and its Subsidiaries own all of the assets reflected in the consolidated balance sheet of the Company and its Subsidiaries as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no rights of others, including, without limitation, any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances, except those permitted by sec. 7.2 hereof.

         Sec. 5.4. Financial Statements. There have been furnished to the Bank complete and correct copies of the following:

                  (a) the consolidated balance sheet of the Company and its Subsidiaries as at the Balance Sheet Date, and the related consolidated statements of income and retained earnings and statement of cash flow for the fiscal year then ended; and

                  (b) the unaudited consolidated balance sheets of the Company and its Subsidiaries as at June 30, 1993 and September 30, 1993 and the related consolidated statement of income and retained earnings for the 3- and 6-month periods then ended.

Each of the financial statements delivered under sec. 5.4(a) was prepared in accordance with generally accepted accounting principles, and fairly presents in all material aspects the financial condition of the Company and its Subsidiaries as at the close of business on the date thereof and the results of operations for the fiscal year then ended. Each of the financial statements delivered under sec. 5.4(b) has been prepared in accordance with generally accepted accounting principles, subject to year-end audit adjustments and exclusive of any footnotes which might be required by such accounting principles, and fairly presents in all material aspects the financial condition of the Company and its Subsidiaries as at the close of business on the date thereof and the results of operations for the period then ended. There are no contingent liabilities of the Company or any of its Subsidiaries as of such date involving material amounts known to the officers of the Company not disclosed in said balance sheets and the related notes thereto.

         Sec. 5.5. No Material Changes, Etc. Since the Balance Sheet Date there has occurred no material adverse change in the financial condition or business of the Company and its Subsidiaries as shown on or reflected in the consolidated balance sheet of the Company and its Subsidiaries as at the balance Sheet Date, or the consolidated statement of income for the fiscal year then ended, other than changes in the ordinary course of business which have not had any material adverse effect either individually or in the aggregate on the business or financial condition of the Company and its Subsidiaries, considered as a whole. Since the Balance Sheet Date the Company has not made any Distribution.

         Sec. 5.6. Franchises, Patents, Copyrights, Etc. Each of the Company and its Subsidiaries possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known conflict with any rights of others.

         Sec. 5.7. Litigation. There are no actions, suits, proceedings or investigations of any kind pending or threatened against the Company or any of its Subsidiaries before any court, tribunal or administrative agency or board
(a) which, if adversely determined, either in any case or in the aggregate, are reasonably likely to materially adversely affect the properties, assets, financial condition or business of the Company and its Subsidiaries or materially impair the right of the Company and its Subsidiaries, considered as a whole, to carry on business substantially as now conducted, or result in any substantial liability not adequately covered by insurance, or (b) for which adequate reserves are not maintained on the consolidated balance sheet of the Company, or (c) which question the validity or enforceability of this Agreement or the Note or any action taken or to be taken pursuant hereto or thereto or (d) which challenge or seek to set aside or amend in any way the rate or amount of payments previously paid or payable in the future under any 12b-l Plan or with respect to any Class B Shares of any 12b-l Fund.

         Sec. 5.8. No Materially Adverse Contracts, Etc. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which has or is expected, in the judgment of the Company's officers, to have any materially adverse effect on the business of the Company or any of its Subsidiaries.

         Sec. 5.9. Compliance With Other Instruments, Laws, Etc. Neither the Company nor any of its Subsidiaries is in violation of any provision of its charter documents, bylaws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, or any statute, license, rule or regulation, in any of the foregoing cases, in a manner which could result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of the Company or any of its Subsidiaries.

         Sec. 5.10. Tax Status. The Company and its Subsidiaries have made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which any of them are subject and have paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

         Sec. 5.11. No Event of Default. No Default or Event of Default has occurred and is continuing.

         Sec. 5.12. Holding Company and Investment Company Acts. Neither the Company nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is the Company or any of its Subsidiaries an "investment company", as such term is defined in the Investment Company Act.

         Sec. 5.13. Absence of Financial Statements, Etc. Except as contemplated by sec. 7.2 of this Agreement, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry, or other public office, which purports to cover, affect or give notice of any present or possible future lien on, or security interest in, any assets or property of the Company or any of its Subsidiaries or rights thereunder.

         Sec. 5.14. Certain Transactions. None of the officers, directors, or employees of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including, without limitation, any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

         Sec. 5.15. ERISA Compliance. The Company and its ERISA Affiliates have complied in all material respects with ERISA, including without limitation, the provisions thereof respecting funding requirements for, and the termination of, plans and respecting prohibited transactions thereunder, and the funding of any Guaranteed Pension Plan of the Company or any of its ERISA Affiliates complies with the minimum funding standards of Section 412 of the Internal Revenue Code for 1954, as amended. The current value of all accrued benefits under each of such plans did not, as of the latest valuation date, exceed the then current value of the assets of such plans allocable to such accrued benefits based upon the actuarial methods and assumptions used for such plans.

         Sec. 5.16. Regulations U and X. No portion of the Loan is to be used for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

         Sec. 5.17. Registrations, Permits, Etc. Each of the Company and its Subsidiaries has obtained and maintains all such rights, franchises, exemptions, registrations, approvals, consents, orders, acknowledgments, authorizations, permits and licenses from and has given all such notices to, and has taken all such other actions with respect to, any governmental or regulatory agency or authority as may be required in connection with the conduct of the business of the Company or such Subsidiary as currently conducted or as proposed to be conducted. Without limiting the foregoing, the Company is duly registered as an "investment adviser" under the Investment Advisers Act and under the applicable laws of each state in which such registration is required in connection with the investment advisory business of the Company; Mackenzie Funds Distribution is duly registered as a "broker/dealer" under the Securities Exchange Act of 1934, as amended, and under the securities or blue sky laws of each state in which such registration is so required in connection with the business conducted by Mackenzie Funds Distribution, and is a member in good standing of the National Association of Securities Dealers, Inc.; no action, proceeding, suit or investigation is pending or threatened with respect to the suspension, revocation or termination of any such registration or membership; and the termination or withdrawal of any such registration or membership is not contemplated by the Company or Mackenzie Funds Distribution.

         Sec. 5.18. Subsidiaries. The only Subsidiaries of the Company are those listed on Schedule 5.18, which schedule accurately sets forth the name of each such Subsidiary and its jurisdiction and form of organization. Except as shown on Schedule 5.18, the Company owns 100% of the outstanding capital stock or other equity securities of each such Subsidiary. The Company owns, of record and beneficially, all of the issued and outstanding shares of capital stock of Mackenzie Funds Distribution, all of which shares are duly authorized, fully paid and non-assessable. The Company may add Subsidiaries to such Schedule from time to time to the extent permitted by sec. 7.3 by delivering written copies of such Schedule, with the additions thereto clearly marked, to the Bank.

         Sec. 5.19. Advisory Agreements. Schedule 5.19 hereto contains a complete list of all advisory agreements between the Company and registered investment companies (as defined in the Investment Company Act) and a brief description of the rate and frequency at which payments are calculated and paid to the Company thereunder. Each of such agreements is in full force and effect in the form previously delivered to the Bank and none of the parties thereto is in default thereunder. The Company may add to such Schedule from time to time by delivering written copies of such Schedule, with the additions thereto clearly marked, to the Bank, along with copies of the additional advisory agreements reflected therein.

         Sec. 5.20. 12b-1 Plans. Schedule 5.20 hereto contains a complete list of all 12b-l Plan distribution agreements between Mackenzie Funds Distribution and registered investment companies (as defined in the Investment Company Act) and a brief description of the rate and frequency at which payments are calculated and paid to Mackenzie Funds Distribution thereunder. Each of such agreements is in full force and effect in the form previously delivered to the Bank and none of the parties thereto is in default thereunder. The Company may add to such Schedule from time to time by delivering written copies of such Schedule, with the additions thereto clearly marked, to the Bank, along with copies of the additional distribution agreements reflected therein.

         Sec. 5.21. The Parent.

                  (a) The Parent is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, (ii) has all requisite corporate power to own its property and conduct its business as now conducted and as presently contemplated, and (iii) is in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a material adverse effect on its business, assets or financial condition.

                  (b) The execution, delivery and performance by the Parent of the Security Documents and the transactions contemplated thereby (i) are within the corporate authority of the Parent, (ii) have been duly authorized by all necessary corporate proceedings, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Parent is subject or any judgment, order, writ, injunction, license or permit applicable to the Parent and (iv) do not conflict with any provision of the corporate charter or bylaws of, or any agreement or other instrument binding upon, the Parent.

                  (c) The execution and delivery by the Parent of the Security Documents will result in valid and legally binding obligations of the Parent, enforceable against it in accordance with the respective terms and provisions thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

                  (d) The execution, delivery and performance by the Parent of the Security Documents and the transactions contemplated thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained.

                  (e) There have been furnished to complete and correct copies of the following:

                           (i) the consolidated balance sheet of the Parent and
                  its Subsidiaries as at the Balance Sheet Date, and the related consolidated statements of income and retained earnings and statement of cash flow for the fiscal year then ended, and

                           (ii) the unaudited consolidated balance sheets of the
                  Parent and its Subsidiaries as at June 30, 1993 and September 30, 1993 and the related consolidated statement of income and retained earnings for the 3- and 6-month periods then ended.

         Each of the financial statements delivered under (i) above was prepared in accordance with generally accepted accounting principles as in effect in Canada on the Balance Sheet Date, and fairly presents in all material respects the financial condition of the Parent and its Subsidiaries as at the close of business on the date thereof and the results of operations for the fiscal year then ended. Each of the financial statements delivered under (ii) above has been prepared in accordance with generally accepted accounting principles as in effect in Canada on the Balance Sheet Date, subject to year-end audit adjustments and exclusive of any footnotes which might be required by such accounting principles, and fairly presents in all material respects the financial condition of the Parent and its Subsidiaries as at the close of business on the date thereof and the results of operations for the period then ended. There are no contingent liabilities of the Parent or any of its Subsidiaries as of such date involving material amounts known to the officers of the Parent not disclosed in said balance sheets and the related notes thereto.

                  (f) Since the Balance Sheet Date there has occurred no material adverse change in the financial condition or business of the Parent as shown on or reflected in the consolidated balance sheet of the Parent as at the Balance Sheet Date, or the consolidated statement of income for the fiscal year then ended, other than changes in the ordinary course of business which have not had any material adverse effect either individually or in the aggregate on the business or financial condition of the Parent.

                  (g) There are no actions, suits, proceedings or investigations of any kind pending or threatened against the Parent before any court, tribunal or administrative agency or board (a) which, if adversely determined, either in any case or in the aggregate, are reasonably likely to materially adversely affect the properties, assets, financial condition or business of the Parent or materially impair the right of the Parent to carry on business substantially as now conducted, or result in any substantial liability not adequately covered by insurance, or (b) for which adequate reserves are not maintained on the consolidated balance sheet of the Parent, or (c) which question the validity or enforceability of the Security Documents or any action taken or to be taken pursuant thereto.

                  (h) The Parent has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Parent know of no basis for any such claim.

                  (i) The Parent possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known conflict with any rights of others.

                  (j) The Parent is not in violation of any provision of its charter documents, bylaws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, or any statute, license, rule or regulation, in any of the foregoing cases, in a manner which could result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of the Parent or any of its Subsidiaries.

                  (k) No default under the Guaranty has occurred and is continuing.

                  (l) The Parent has obtained and maintains all such rights, franchises, exemptions, registrations, approvals, consents, orders, acknowledgments, authorizations, permits and licenses from and has given all such notices to, and has taken all such other actions with respect to, any governmental or regulatory agency or authority as may be required in connection with the conduct of its business as currently conducted or as proposed to be conducted.

         Sec. 6. AFFIRMATIVE COVENANTS OF THE COMPANY. The Company covenants and agrees that, so long as any Loan or the Note is outstanding or the Bank has any obligation to make any Advances hereunder:

         Sec. 6.1. Proceeds. The Company will apply the proceeds of the Loans to fund the payment by Mackenzie Funds Distribution of sales commissions to dealers of Class B Shares of the 12b-l Funds. The Company will cause Mackenzie Funds Distribution, as distributor under 12b-1 Plans, to apply all 12b-l payments under the 12b-l Plans received with respect to Class B Shares, and all contingent deferred sales charges and redemption fees, after deduction of all expenses, taxes and other distribution related charges, to repay loans from the Company or to pay dividends to the Company, and the Company shall apply such funds first to the payment of interest and next to the repayment of principal due under the Loans.

         Sec. 6.2. Punctual Payment. The Company will duly and punctually pay or cause to be paid the principal and interest on the Loans and the Facility Fee provided for in this Agreement, all in accordance with the terms of this Agreement and the Note. If at any time the aggregate principal amount of all Advances Outstanding shall exceed the lesser of the Commitment Amount or the Borrowing Base then in effect, the Company shall immediately pay to the Bank the amount of such excess.

         Sec. 6.3. Maintenance of Office. The Company will maintain its chief executive office in Boca Raton, Florida, or at such other place in the United States of America as the Company shall designate upon written notice to the Bank, where notices, presentations and demands to or upon the Company in respect of the Loan Documents may be given or made.

         Sec. 6.4. Records and Accounts. The Company will keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles and maintain adequate accounts and reserves for all taxes (including income taxes), all depreciation, depletion, obsolescence and amortization of its properties, and the properties of its Subsidiaries, all contingencies, and all other reserves.

         Sec. 6.5. Financial Statements, Certificates and Information. The Company will deliver to the Bank:

                  (a) as soon as practicable, but in any event not later than 90 days after the end of each fiscal year of the Company, the consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, and the related consolidated statement of income and retained earnings and of cash flow for such year, each setting forth in comparative form the figures for the previous fiscal year, all such consolidated statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and all such consolidated statements to be certified without qualification by Coopers & Lybrand or by other independent certified public accountants satisfactory to the Bank, together with a written statement from such accountants to the effect that they have read a copy of this Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default they shall disclose in such statement any such Default or Event of Default; provided that such accountants shall not be liable to the Bank for failure to obtain knowledge of any Default or Event of Default;

                  (b) as soon as practicable, but in any event not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Company and its Subsidiaries, copies of the unaudited consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and the related consolidated statement of income and retained earnings and of cash flow for the portion of the Company's fiscal year then elapsed, all in reasonable detail and prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer of the Company that the information contained in such financial statements is true and accurate, subject only to normal year-end adjustments;

                  (c) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement certified by the principal financial or accounting officer of the Company in substantially the form of Exhibit D hereto and setting forth in reasonable detail computations evidencing compliance with the covenants contained in Sec. 7.8-7.12 and (if applicable) reconciliations to reflect changes in generally accepted accounting principles since the Balance Sheet Date;

                  (d) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission by the Company or any of its Subsidiaries or sent to the stockholders of the Company or any of its Subsidiaries;

                  (e) within 15 days after the end of each calendar month, (i) a statement certified by the principal financial or accounting officer of the Company which shall set forth with respect to such month, both in the aggregate for all of the 12b-l Funds and separately with respect to each of the 12b-l Funds, (1) all brokerage commissions incurred by Mackenzie Funds Distribution in connection with sales of Class B Shares in the 12b-l Funds, (2) service fees estimated to have been incurred by Mackenzie Funds Distribution in connection with sales of Class B Shares in the 12b-l

         Funds, (3) the distribution fees paid by the 12b-1 Funds to Mackenzie Funds Distribution pursuant to the 12b-l Plans or such Funds' distribution agreements with Mackenzie Funds Distribution and aggregate contingent deferred sales charges and other fees imposed upon the redemption of Class B Shares of the 12b-l Funds received by Mackenzie Funds Distribution, and (4) the advisory fees with respect to such month received by the Company pursuant to investment advisory agreements with the 12b-1 Funds; (ii) a report which shall set forth with respect to the last day of such month the potential maximum redemption proceeds from shareholders of Class B Shares of each of the 12b-l Funds from contingent deferred sales charges and redemption fees;
         (iii) a statement certified by the principal financial or accounting officer of the Company and setting forth the amount of all dividends and distributions and intercompany payments made by Mackenzie Funds Distribution to the Company with respect to such month; (iv) a Borrowing Base Report; and (v) a statement certified by the principal financial or accounting officer of the Company that the Company is in compliance with the covenants contained in sec. 6.1 hereof as of the end of the applicable period and setting forth in reasonable detail computations evidencing such compliance (except that from and after the Term Conversion Date, items (i) (1) and (iv) need not be delivered); and

                  (f) from time to time such other financial data and information (including accountants' management letters, interim financial reports with respect to the matters described in clause (e) above, and Borrowing Base Reports) as the Bank may reasonably request.

         Sec. 6.6. Corporate Existence; Maintenance of Properties. The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and those of its Subsidiaries. It will cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times and will and will cause each of its Subsidiaries to continue to engage primarily in the business now conducted by them and in related businesses.

         Sec. 6.7. Insurance. The Company will maintain, and cause its Subsidiaries to maintain, with financially sound and reputable insurance companies, funds or underwriters insurance of the kinds, covering the risks and in the relative proportionate amounts usually carried by reasonable and prudent companies conducting businesses similar to that of the Company and its Subsidiaries.

         Sec. 6.8. Taxes. The Company will and will cause each of its Subsidiaries to duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies, which if unpaid might by law become a lien or charge upon any of its property; provided, however, that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Company or such Subsidiary shall have set aside on its books adequate reserves with respect thereto; and provided, further, that the Company and each Subsidiary will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.

         Sec. 6.9. Inspection of Properties and Books. The Company shall permit the Bank or any of its designated representatives to visit and inspect any of the properties of the Company or any of its Subsidiaries, to examine the books of account of the Company or any of its Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Company or any of its Subsidiaries with, and to be advised as to the same by, its and their officers, all at such reasonable times during normal business hours and intervals as the Bank may reasonably request. The Bank may, with the prior written consent of the Company, which consent shall not be unreasonably withheld, communicate directly with the Company's independent certified public accountants and, subject to such consent, the Company authorizes such accountants to disclose to the Bank any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of the Company or any of its Subsidiaries. Subject to the preceding sentence, at the request of the Bank, the Company shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this sec. 6.9.

         Sec. 6.10. Compliance with Laws, Contracts, Licenses, and Permits. The Company will and will cause each of its Subsidiaries to comply with (i) the applicable laws and regulations wherever its business is conducted, including, without limitation, all environmental laws, rules and regulations, the Investment Company Act and the Investment Advisers Act, except to the extent that any failure to comply with any of the foregoing would not have a material adverse effect on the business of the Company or any of its Subsidiaries, (ii) the provisions of its charter documents and by-laws, (iii) all agreements and instruments by which it or any of its properties may be bound, except to the extent that any failure to comply with any of the foregoing would not have a material adverse effect on the business of the Company or any of its Subsidiaries, and (iv) all applicable decrees, orders, and judgments. If at any time while any Loan or Note is outstanding or the Bank has any obligation to make Advances hereunder, any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Company or any of its Subsidiaries may fulfill any of its obligations hereunder, the Company will immediately take or cause to be taken all reasonable steps within the power of the Company to obtain such authorization, consent, approval, permit or license and furnish the Bank with evidence thereof.

         Sec. 6.11. Pension Plans. The Company and each of its Subsidiaries shall:

                  (a) fund each pension plan as required by Section 412 of the Internal Revenue Code of 1986, as amended (the "Code");

                  (b) furnish to the Bank a copy of any actuarial statement related to any pension plan required to be submitted under sec. 103(d) of ERISA, no later than the date on which such statement is submitted to the Department of Labor or the Internal Revenue Service;

                  (c) furnish to the Bank forthwith, a copy of (i) any notice of a pension plan termination sent to the Pension Benefit Guaranty Corporation under sec. 4041(a) of ERISA or (ii) any notice, report or demand sent or received by a pension plan under sec. 4041, 4042, 4043, 4063, 4065, 4066 and 4068 of ERISA; and

                  (d) furnish to the Bank a copy of any request for waiver from the funding standards or extension of the amortization periods required by Sec. 412 of the Code no later than the date on which the request is submitted to the Department of Labor or the Internal Revenue Service, as the case may be.

         Sec. 6.12. Status Under Securities Laws. The Company will maintain its status as a registered "investment adviser" under the Investment Advisers Act and under the laws of each state in which such registration is required in connection with the business of the Company, and also will cause Mackenzie Funds Distribution to maintain its status as a registered "broker/dealer" under the Securities Exchange Act of 1934, as amended, and under the laws of each state in which such registration is required in connection with its business and its membership in the National Association of Securities Dealers, Inc., and will maintain or cause to be maintained all other registrations, qualifications, licenses, approvals, authorizations, permits and memberships as may be required in connection with the business of the Company or any Subsidiary of the Company as now conducted or at any time may be conducted.

         Sec. 6.13. Sales Under 12b-1 Plans. The Company shall promptly notify the Bank when aggregate sales commissions payable and anticipated to be payable by Mackenzie Funds Distribution to dealers of Class B Shares of the 12b-1 Funds exceed or are anticipated to exceed the unborrowed portion of the Commitment Amount.

         Sec. 6.14. Notices. The Company will promptly notify the Bank in writing of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Agreement or any other note, evidence of indebtedness, indenture or other obligation to which or with respect to which the Company or any of its Subsidiaries is a party or obligor, whether as principal or surety, the Company shall forthwith give written notice thereof to the Bank, describing the notice or action and the nature of the claimed default. The Company will also promptly notify the Bank of the adoption of any 12b-l Plan by any other investment company registered under the Investment Company Act of which the Company is the investment adviser and Mackenzie Funds Distribution is the distributor.

         Sec. 6.15. Further Assurances. The Company will cooperate with the Bank and execute such further instruments and documents as the Bank shall reasonably request to carry out to satisfaction the transactions contemplated by this Agreement.

         Sec. 7. CERTAIN NEGATIVE COVENANTS OF THE COMPANY. The Company agrees that, so long as any Loan or the Note is outstanding or the Bank has any obligation to make any Advances hereunder:

         Sec. 7.1. Restrictions on Indebtedness. The Company will not, and will not permit any Subsidiary to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

                  (a) Indebtedness of the Company to the Bank with respect to the Loans;

                  (b) Current liabilities incurred in the ordinary course of business not incurred through (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

                  (c) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of sec. 6.8;

                  (d) Indebtedness in respect of judgments or awards which have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the Company shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

                  (e) Endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

                  (f) Obligations of the Company or any Subsidiary under leases required to be capitalized on the books of the Company in accordance with generally accepted accounting principles not exceeding $500,000 in aggregate amount at any time outstanding;

                  (g) Indebtedness incurred in connection with the acquisition after the date hereof of any real or personal property by the Company or any Subsidiary, provided that the principal amount of such Indebtedness shall not exceed in any case 80% of the cost, to the Company or such Subsidiary, of the real or personal property so acquired; and

                  (h) Indebtedness of the Company's Subsidiaries to the Company solely in an amount equal to the amount advanced by the Company to such Subsidiaries to pay the ordinary operating expenses of such Subsidiaries.

         Sec. 7.2. Restrictions on Liens. The Company will not, and will not permit any Subsidiary to: create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom, including, without limitation, any agreement preventing the Company or any Subsidiary from granting a security interest in its property or assets to the Bank; or transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; or acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; or suffer to exist for a period of more than 30 days after the same shall have been incurred any Indebtedness or claim or demand against it which if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles or chattel paper, with or without recourse; provided, however, that the Company and its Subsidiaries may create or incur or suffer to be created or incurred or to exist:

                  (a) Liens to secure taxes, assessments and other government charges or claims for labor, material or supplies in respect of obligations not overdue;

                  (b) Deposits or pledges made in connection with, or to secure payment of, worker's compensation, unemployment insurance, old age pensions or other social security obligations;

                  (c) Liens in respect of judgments or awards, the Indebtedness with respect to which is permitted by Sec. 7.1(d);

                  (d) Liens of carriers, warehousemen, mechanics and materialmen, and other like liens, in existence less than 120 days from the date of creation thereof in respect of obligations not overdue;

                  (e) Encumbrances consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which the Company is a party, and other minor liens or encumbrances none of which in the reasonable opinion of the Company interferes materially with the use of the property affected in the ordinary conduct of the business of the Company, which defects do not individually or in the aggregate have a material adverse effect on the business of the Company individually or of the Company and its Subsidiaries as a whole; and

                  (f) Purchase money security interests in or purchase money mortgages on real or personal property acquired after the date hereof to secure purchase money Indebtedness of the type and amount permitted by sec. 7.1(g), incurred in connection with the acquisition of such property, which security interests or mortgages cover only the real or personal property so acquired.

         Sec. 7.3. Restrictions on Investments. The Company will not, and will not permit any of its Subsidiaries to, make or permit to exist or to remain outstanding any Investment except Investments in:

                  (a) Marketable direct or guaranteed obligations of the United States of America which mature within one year from the date of purchase by the Company;

                  (b) Demand deposits, certificates of deposit, bankers' acceptances and time deposits of United States banks having total assets in excess of $1,000,000,000 United States Dollars;

                  (c) Securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof which at the time of purchase have been rated and the ratings for which are not less than "P-1" if rated by Moody's Investors Service, Inc., and not less than "A-1" if rated by Standard and Poor's Corporation;

                  (d) Presently existing Investments in any Person which is a Subsidiary of the Company on the date hereof to the extent of the respective amounts of such Investments, and future Investments by the Company in such Subsidiaries provided that the amount of such future Investments shall be solely that amount needed to pay the ordinary operating expenses of such Subsidiaries;

                  (e) Investments by the Company consisting of loans to or contributions to capital of Mackenzie Funds Distribution solely in an amount equal to the amount of sales commissions paid by Mackenzie Funds Distribution to dealers of Class B Shares of the 12b-1 Funds;

                  (f) "Seed Money" Investments, in an individual amount not to exceed $100,000 (when made) and in an aggregate amount not to exceed $300,000 (when made) in investment companies which are or will be registered under the Investment Company Act of which the Company or Mackenzie Funds Distribution is or may become the investment adviser and distributor, respectively; and

                  (g) Any other Investments aggregating not more than $500,000 at any time.

         Sec. 7.4. Merger and Consolidation. The Company will not, and will not permit any of its Subsidiaries to, become a party to any merger or consolidation, or agree to or effect any asset acquisition, stock acquisition or disposition of assets (other than the acquisition and disposition of assets in the ordinary course of business) except the merger or consolidation of one or more of the Subsidiaries of the Company with and into the Company, or the merger or consolidation of two or more Subsidiaries of the Company or the asset acquisition or stock acquisition by the Company or the merger or consolidation of the Company with any other entity, provided that the Company is the surviving entity.

         Sec. 7.5. Distributions. The Company will not, and will not permit any Subsidiary to, make or declare any Distribution, except that any Subsidiary of the Company which is wholly-owned by the Company, whether directly or indirectly (through a wholly-owned Subsidiary or Subsidiaries) may make Distributions to the Company. The Company will not permit any of its wholly-owned Subsidiaries to enter into any contractual restrictions on such Subsidiaries' ability to make Distributions to the Company.

         Sec. 7.6. Sale and Leaseback. The Company will not, and will not permit any of its Subsidiaries to, enter into any arrangement, directly or indirectly, whereby the Company or of its Subsidiaries shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property which the Company or such Subsidiary intends to use for substantially the same purpose as the property being sold or transferred.

         Sec. 7.7. Lines of Business. The Company will not engage in any business other than the business of a registered investment adviser or any business directly related thereto.

         Sec. 7.8. Consolidated Cash Flow Ratio. The Company will not permit the ratio of Consolidated Cash Flow for any fiscal quarter of the Company to Consolidated Interest Charges for the same period to be less than 6.00 to 1.00.

         Sec. 7.9. Consolidated Fixed Charge Ratio. The Company will not permit the ratio of Consolidated Cash Flow for any fiscal quarter of the Company to Consolidated Fixed Charges for the same period to be less than 1.25 to 1.00.

         Sec. 7.10. Consolidated Tangible Net Worth. The Company will not at any time permit Consolidated Tangible Net Worth to be less than $4,900,000 plus, on a cumulative basis, 60% of positive Consolidated Net Income for each fiscal quarter of the Company beginning with the fiscal quarter ended March 31, 1994, with no deductions for losses.

         Sec. 7.11. Consolidated Net Income. The Company will not permit Consolidated Net Income for any period consisting of four consecutive fiscal quarters of the Company, connecting with the four-quarter period ended March 31, 1994, to be less than $1.00.

         Sec. 7.12. Leverage Ratio. The Company will not at any time permit the ratio of Consolidated Total Liabilities to Consolidated Tangible Net Worth to exceed 2.00 to 1.00.

         Sec. 8. CONDITIONS PRECEDENT. The obligation of the Bank to make Advances hereunder and to convert Advances into Term Loans on the Term Conversion Date is subject to the following conditions precedent:

         Sec. 8.1. Closing Conditions. In the case of the first Advance:

                  (a) Corporate Action. All corporate action necessary for the valid execution, delivery and performance by the Company of this Agreement and the Note shall have been duly and effectively taken, and evidence thereof satisfactory to the Bank shall have been provided to the Bank.

                  (b) Opinion of Company Counsel. The Bank shall have received from each of Dechert Price & Rhoads, counsel to the Company, and Harold Hands, counsel to the Parent, a favorable opinion addressed to the Bank, dated the date of the closing, in scope, form and substance satisfactory to the Bank.

                  (c) No Material Adverse Change. There shall have been no material adverse change in the business, assets or financial condition of the Company since the date of the financial information delivered pursuant to sec. 5.4(a) hereof.

         Sec. 8.2. All Borrowings. In the case of each Advance, including the first Advance, and in the case of the conversion of Advances into Term Loans on the Term Conversion Date:

                  (a) Representations True; No Event of Default. Each of the representations and warranties of the Company contained in this Agreement or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of the Advance or Term Loan, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Agreement and changes occurring in the ordinary course of business which singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing; and the Bank shall have received a certificate of the Company signed by an authorized officer of the Company to such effect.

                  (b) No Legal Impediment. No change shall have occurred in any law or regulations thereunder or interpretations thereof which in the reasonable opinion of the Bank would make it illegal for the Bank to make Advances or the Term Loans hereunder.

                  (c) Governmental Regulation. The Bank shall have received such statements from the Company in substance and form reasonably satisfactory to the Bank as the Bank shall require for the purpose of the compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

                  (d) Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be satisfactory in substance and in form to the Bank's counsel, and the Bank and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Bank may reasonably request.

         Sec. 9. EVENTS OF DEFAULT; ACCELERATION. If any of the following events ("Events of Default") shall occur:

                  (a) if the Company shall fail to pay any principal of the Loans when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

                  (b) if the Company shall fail to pay any interest on the Loans, Facility Fee, or other sums due hereunder or under any of the Loan Documents, when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment, and such failure shall remain uncured for three (3) Business Days;

                  (c) if the Company shall fail to comply with its covenants contained in sec. 6 or 7 hereof;

                  (d) if the Company shall fail to perform any term, covenant or agreement herein contained (other than those specified in subsections
         (a), (b) and (c) above) for 15 days after written notice of such failure has been given to the Company by the Bank;

                  (e) if any representation or warranty of the Company or the Parent in this Agreement or any other Loan Document or in any document or instrument delivered pursuant to or in connection with this

         Agreement or any other Loan Document shall prove to have been false in any material respect upon the date when made;

                  (f) if the Company or any of its Subsidiaries or the Parent shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or in respect of capitalized leases in excess of $100,000 in aggregate principal amount, or fail to observe or perform any term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing such borrowed money or credit received or in respect of any capitalized leases for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof;

                  (g) if the Company or any of its Subsidiaries or the Parent makes an assignment for the benefit of creditors, or admits in writing its inability to pay or fails to pay its debts as they mature or become due, or petitions or applies for the appointment of a trustee or other custodian, liquidator or receiver of the Company or any of its Subsidiaries or the Parent or of any substantial part of the assets of the Company or any of its Subsidiaries or the Parent under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or takes any action to authorize or in furtherance of any of the foregoing, or if any such petition or application is filed or any such case or other proceeding is commenced against the Company or any of its Subsidiaries or the Parent and the Company or any of its Subsidiaries or the Parent indicates its approval thereof, consent thereto or acquiescence therein;

                  (h) if a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating the Company or any of its Subsidiaries or the Parent bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of the Company or any Subsidiary or the Parent in an involuntary case under Federal (or equivalent Canadian) bankruptcy laws as now or hereafter constituted;

                  (i) if there shall remain in force, unsatisfied and unstayed, for more than thirty days, whether or not consecutive, any final judgment against the Company or any of its Subsidiaries which, with other outstanding final judgments, undischarged, against such Person(s) exceeds in the aggregate $50,000;

                  (j) if the Company shall cease to be duly registered as an "investment adviser" under the Investment Advisers Act or under the applicable laws of any state in which such registration is required in connection with the investment advisory business of the Company or the Company shall be enjoined, barred or prohibited from acting as an investment adviser to any investment company registered under the Investment Company Act or to any other client; or Mackenzie Funds Distribution shall cease to be duly registered as a broker/dealer under the Securities Exchange Act of 1934 or under the blue sky or securities laws of any state or other jurisdiction or Mackenzie Funds Distribution shall be enjoined, barred or prohibited from acting as a broker/dealer or as an underwriter or distributor of any securities or class of securities; or any other registration, qualification, license, permit, approval or authorization of the Company or any of its Subsidiaries shall cease to be in effect or shall be withdrawn, revoked or suspended, if, in any such instance, singly or in the aggregate, the same would have a material adverse effect upon the financial condition, business, operations or prospects of the Company and its Subsidiaries;

                  (k) if the Parent shall own, either directly or through one or more Subsidiaries, less than 51% of the outstanding voting stock of the Company on a fully diluted basis or if the Company shall own less than 100% of the outstanding capital stock of Mackenzie Funds Distribution on a fully diluted basis; or

                  (l) if any 12b-l Plan or 12b-l Plan distribution agreement between Mackenzie Funds Distribution and any 12b-l Fund is terminated or amended in any way which reduces the rate or amount of payments payable to Mackenzie Funds Distribution thereunder or if any advisory agreement between the Company and any registered investment company (as defined in the Investment Company Act) is terminated or amended in any way which reduces the rate or amount of payments payable to the Company thereunder;

                  (m) any of the 12b-l Funds shall fail to comply in any material respect with any investment policy or restriction contained in
         (i) its most recent prospectus, (ii) its most recent statement of additional information, if any, or (iii) applicable federal or state securities laws and regulations;

                  (n) if any of the Loan Documents shall be cancelled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or with the express prior written agreement consent or approval of the Bank, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the loan documents shall be commenced by or on behalf of the Company or the Parent party thereto or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

                  (o) if the parent shall fail to comply with its covenants contained in the Security Documents, or if there shall occur any other default under any Security Document;

then, and in any such event, so long as the same may be continuing, the Bank may, by notice in writing to the Company declare all amounts owing with respect to this Agreement and the Note to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company; provided that in the event of any Event of Default specified in sec. 9(g) or 9(h) hereof, all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Bank. In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Bank shall have accelerated the maturity of the Loans pursuant to the foregoing, the Bank, if owed any amount with respect to the Loans may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding, whether for the specific performance of any instrument pursuant to which the Obligations of the Company to the Bank hereunder are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Bank. No remedy herein conferred upon the Bank or holder of the Note is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or thereafter existing at law or in equity or by statute or any other provision of law.

         If any one or more of the Events of Default specified above shall occur, any unused portion of the credit hereunder shall forthwith terminate and the Bank shall be relieved of all obligations to make Advances to the Company; or if on any Drawdown Date the conditions precedent to the making of the Advances to be made on such Drawdown Date are not satisfied, the Bank may, by notice to the Company, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and the Bank shall be relieved of all further obligations to make Advances to the Company hereunder. No termination of the credit hereunder shall relieve the Company of any of its existing Obligations to the Bank hereunder or elsewhere.

         Sec. 10. SETOFF. Regardless of the adequacy of any collateral, during the continuance of an Event of Default, any deposits or other sums credited by or due from the Bank to the Company and any securities or other property of the Company in the possession of the Bank may be applied to or set off against the payment of obligations of the Company hereunder and under the Note and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Company to the Bank.

         Sec. 11. EXPENSES. The Company will reimburse the Bank for all reasonable out-of-pocket expenses, including but not limited to the reasonable attorney's fees and disbursements of Bingham, Dana & Gould, the Bank's special counsel, and other reasonable attorneys' fees and disbursements, incurred or expended in connection with the preparation, interpretation or administration of this Agreement, the Note or any amendment hereof or thereof, or with the enforcement of any obligations or the satisfaction of any indebtedness of the Company hereunder or thereunder, or in connection with any litigation, proceeding or dispute hereunder in any way related to the credit hereunder. The Company will pay any taxes (including any interest and penalties in respect thereof), payable on or with respect to the transactions contemplated by this Agreement (the Company hereby agreeing to indemnify the Bank with respect thereto).

         Sec. 12. INDEMNIFICATION. The Company agrees to indemnify and hold harmless the Bank from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Agreement or the transactions evidenced hereby.

         Sec. 13. SURVIVAL OF COVENANTS, ETC. All covenants, agreements, representations and warranties made herein, in the Note or in any documents or other papers delivered by or on behalf of the Company or the Parent pursuant hereto shall be deemed to have been relied upon by the Bank, notwithstanding any investigation heretofore or hereafter made by it, and shall survive the making by the Bank of the Loans, as herein contemplated, and shall continue in full force and effect so long as any amount due under this Agreement or the Note remains outstanding and unpaid or the Bank has any obligation to make any Advances hereunder. All statements contained in any certificate or other paper delivered to the Bank at any time by or on behalf of the Company pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Company hereunder.

         Sec. 14. PARTIES IN INTEREST. All the terms of this Agreement and the Note shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto and thereto; provided, that the Company may not assign or transfer its rights hereunder without the prior written consent of the Bank. The Bank may without the consent of the Company sell participations to one or more banks or financial institutions in all or a portion of the Bank's rights and obligations under this Agreement (including without limitation, all or a portion of its Commitment hereunder and the Loans owing to it and the Note held by it); provided that no grant of a participation herein to any Person shall relieve the Bank of its obligations hereunder.

         Sec. 15. NOTICES, ETC. Except as otherwise expressly provided in this Agreement, all notices and other communications made or required to be given pursuant to this Agreement or the Note shall be in writing and shall be delivered in hand, mailed by United States first-class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telex or telefax and confirmed by letter, addressed as follows:

                (a) if to the Company, at 700 South Federal Highway, Boca Raton, FL 33432, Attention: C. William Ferris, Senior Vice President or at such other address for notice as the Company shall last have furnished in writing to the Person giving the notice;

                (b) if to the Bank, at 100 Federal Street, Boston, Massachusetts 02110, Attention: Karen Andon, Vice President or such other address for notice as the Bank shall last have furnished in writing to the Person giving the notice;

         Any such notice or demand shall be deemed to have been duly given or made and to have become effective (a) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer, and (b) if sent by registered or certified first-class mail, postage prepaid, when mailed.

         Sec. 16. MISCELLANEOUS. THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, ARE CONTRACTS UNDER SEAL UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID COMMONWEALTH (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE COMPANY AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THE AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE COMPANY BY MAIL AT THE ADDRESS SPECIFIED IN SEC. 15. THE COMPANY HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN ANY INCONVENIENT COURT. The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof. This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. As an inducement to the Bank to enter into this Agreement, the Company hereby waives its right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Agreement or any of the other Loan Documents.

         Sec. 17. ENTIRE AGREEMENT,ETC. This Agreement, together with the Note and any other documents executed in connection herewith or therewith, express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in sec. 18.

         Sec. 18. CONSENTS, AMENDMENTS, WAIVERS, ETC. Except as otherwise expressly provided in this Agreement, any consent or approval required or permitted by this Agreement to be given by the Bank may be given, and any term of this Agreement or of any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Company of any terms of this Agreement or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Company and the written consent of the Bank. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Company shall entitle the Company to other or further notice or demand in similar or other circumstances.

         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement under seal as of the date first set forth above.

                                     MACKENZIE INVESTMENT
                                       MANAGEMENT, INC.


                                     By: /s/ C. William Ferris
                                         ---------------------------------------
                                         Title:  Sr. Vice President


                                     THE FIRST NATIONAL BANK
                                     OF BOSTON


                                     By:
                                         ---------------------------------------
                                         Title:

         The undersigned, Mackenzie Financial Corporation, hereby joins in this Agreement for purposes of sec. 5.21 hereof, and represents and warrants to the Bank that the matters set forth therein are true and correct on the date of this Agreement.

                                     MACKENZIE INVESTMENT
                                       MANAGEMENT, INC.


                                     By:
                                        ----------------------------------------
                                     Title:  Senior Vice-President & Secretary

                                                                       EXHIBIT A

                                  FORM OF NOTE

$5,000,000                                                     February 11, 1994

         FOR VALUE RECEIVED, the undersigned MACKENZIE INVESTMENT MANAGEMENT, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of THE FIRST NATIONAL BANK OF BOSTON (the "Bank") at the Bank's head office at 100 Federal Street, Boston, Massachusetts 02110:

                  (a) the principal amount of FIVE MILLION DOLLARS ($5,000,000) or, if less, the aggregate unpaid principal amount of Advances by the Bank to the Company pursuant to the Revolving Credit and Term Loan Agreement dated as of the date hereof, as amended from time to time (the "Agreement"), between the Company and the Bank, payable on the Term Conversion Date (as defined in the Agreement), or, provided that the Company converts such Advances to Term Loans as provided in the Agreement, payable in twenty consecutive equal quarterly installments payable on the last day of each March, June, September and December of each year commencing on the first such date after the Term Conversion Date and with a final payment of all principal then outstanding on the Termination Date (as defined in the Agreement), all as provided in the Agreement; and

                  (b) interest on the principal balance hereof from time to time outstanding from the date hereof through and including the date on which such principal amount is paid in full, at the times and at the rates provided in the Agreement.

         This Note evidences borrowings under and has been issued by the Company in accordance with the terms of the Agreement. The Bank or any holder hereof is entitled to the benefits of the Agreement and may enforce the agreements of the Company contained therein, and any holder may exercise the remedies provided for thereby or otherwise available in respect thereof, all in accordance with the terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Agreement.

         The Bank shall, and is hereby irrevocably authorized by the Company to, endorse on the schedule attached to this Note or a continuation of such schedule attached hereto and made a part hereof, an appropriate notation evidencing advances and repayments of principal of this Note, provided that failure by the Bank to make any such notations shall not affect any of the Company's obligations in respect of this Note.

         The Company has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Agreement.

         If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Agreement.

         The Company and every endorser and guarantor of this Note or the obligation represented hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, assent to any extension or postponement of the time of payment or any other indulgence, and to any substitution, exchange or release of any other party or person primarily or secondarily liable.

         THIS NOTE SHALL BE DEEMED TO TAKE EFFECT AS A SEALED INSTRUMENT UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, Mackenzie Investment Management, Inc. has caused this Note to be signed in its corporate name by its duly authorized officer as of the day and year first above written.

                                     MACKENZIE INVESTMENT
                                       MANAGEMENT, INC.


Attest:

                                     By:
----------------------------------      ----------------------------------------
                                        Title:

                           Type of        Amount of
                           Advance        Principal     Balance of
             Amount     [Fixed Rate        Paid or       Principal     Notation
  Date      of Loan       or Base]         Prepaid        Unpaid       Made By

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

                                                                       EXHIBIT B

                                     FORM OF
                              BORROWING BASE REPORT

                                     (Date)




The First National Bank of Boston
100 Federal Street
Boston, Massachusetts  02110

Attn:  Carol A. Clark, Managing Director

Ladies and Gentlemen:

         Reference is made to the Revolving Credit and Term Loan Agreement, dated as of February 11, 1994, as amended and in effect from time to time (such agreement, as so amended, the "Credit Agreement"), between Mackenzie Investment Management, Inc. (the "Company") and The First National Bank of Boston (the "Bank"). Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

         The Company hereby certifies as follows: (a) the information furnished in the materials attached hereto was true, correct and complete as at the last day of the month immediately preceding the date of this certificate; (b) as the date hereof, there exists no Default or Event of Default; and (c) the representations and warranties contained in sec. 5 of the Credit Agreement were correct when made and are correct at and as of the date hereof, except to the extent that the facts upon which such representations and warranties are based may have changed in the ordinary course as a result of transactions permitted or contemplated by the Credit Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this Borrowing Base Report as of the date first written above.

                                          MACKENZIE INVESTMENT MANAGEMENT, INC.



                                          By:
                                              ----------------------------------
                                              Title:

                            Borrowing Base Worksheet

                                     [DATE)

Calculation of Borrowing Base for the month ending                             :
                                                   ----------------------------

                                               Date Range        Amount

 (1)  Unreimbursed sales
      commissions as of the last
      day of the prior period                  __________       _________

 (2)  Broker commission fronted
      during period                            __________       _________

 (3)  Distribution fees received
      during period                            __________       _________

 (4)  CDSC fees received during period         __________       _________


 (5)  Unreimbursed Sales Commission Amount
      at end of period (Line 1 plus Line 2
      less Lines 3 and 4)                      __________       _________

 (6)  Contingent Redemption Amount             __________       _________

 (6)  Borrowing Base (the lesser of Line 5
      and Line 6)                              __________       _________

      Loan Balance at End of Month             __________       _________

      Additional Borrowing Amount              __________       _________

      Loan Balance After Additional Borrowing  __________       _________


                                                                       EXHIBIT C

                             FORM OF ADVANCE REQUEST

                                     [Date]

The First National Bank of Boston
100 Federal Street
Boston, Massachusetts  02110

Attn:  Carol A. Clark, Managing Director

Ladies and Gentlemen:

              Reference is made to the Revolving Credit and Term Loan Agreement, dated as of February 11, 1994, as amended and in effect from time to time (such agreement, as so amended, the ("Credit Agreement"), between Mackenzie Investment Management, Inc. (the "Company") and The First National Bank of Boston (the "Bank"). Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

              The undersigned authorized officer of the Company hereby [gives you notice) (confirms the telephonic notice previously given) pursuant to sec.
2.2 of the Credit Agreement that the Company hereby requests an Advance under the Credit Agreement, and in that connection sets forth below the information relating to such Advance as required by sec. 2.2 of the Credit Agreement:

                (i) The requested Business Day of the Advance is
                    ___________________, 19__;

               (ii) The requested Type of Advance is [Base Rate Advances]
                    [Fixed Rate Advances];

              (iii) [In the case of Fixed Rate Advances] such Fixed Rate
                    Advances shall have a [7-/14-/30-/60- or 90-day] initial Interest period therefor;

               (iv) The aggregate amount of the Advance is _________________;
                    and

                (v) The Borrowing Base in effect as of the date hereof is
                    _______________.

             The undersigned authorized officer of the Company hereby certifies to the Bank on behalf of the Company that:

                (i) no Default or Event of Default under the Credit Agreement exists on the date of this Request, or shall occur as a result of the Advance to which this Request relates;

               (ii) the representations and warranties contained in the Credit
                    Agreement were true and correct as of the date on which made and are true and correct as of the date hereof with the same effect as if made at and as of such time, except to the extent that the facts upon which such representations and warranties are based may have changed in the ordinary course as a result of transactions permitted or contemplated by the Credit Agreement;

              (iii) the Company has performed all obligations and complied with all covenants and conditions required by the Credit Agreement to be performed or complied with by it on or prior to the date hereof; and

               (iv) the matters certified herein shall remain true from and after the date hereof through the date of the Advance unless the Company shall deliver to the Bank a certificate as to any change in any such matters, which the Company hereby agrees to give promptly after obtaining knowledge thereof.

             IN WITNESS WHEREOF, the undersigned has executed this Advance Request as of the date first written above.

                                          MACKENZIE INVESTMENT MANAGEMENT, INC.



                                          By:
                                              ----------------------------------
                                              Title:

                                                                       EXHIBIT D

                                     FORM OF
                             COMPLIANCE CERTIFICATE

                                     [Date]

The First National Bank of Boston
100 Federal Street
Boston, Massachusetts  02110

Attn:  Carol A. Clark, Managing Director

Ladies and Gentlemen:

     Reference is made to the Revolving Credit and Term Loan Agreement, dated as of February 11, 1994, as the same is amended and in effect from time to time (such agreement, as amended and in effect from time to time, the "Credit Agreement"), between Mackenzie Investment Management, Inc. (the "Company") and The First National Bank of Boston (the "Bank"). Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

     The Company hereby certifies to you as follows: (a) the information furnished in the calculations attached hereto was true and correct as of the last day of the fiscal [year/quarter] next preceding the date of this certificate; (b) as of the date hereof, there exists no Default or Event of Default; and (c) the financial statements delivered herewith were prepared in accordance with generally accepted accounting principles as defined in the Credit Agreement (except, in the case of quarterly statements, for provisions for footnotes and subject to year-end adjustments).

     IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of the date first written above.

                                        MACKENZIE INVESTMENT
                                          MANAGEMENT, INC.

                                        By:
                                           -----------------------------
                                           Title:

                          Covenant Compliance Worksheet

                             As at ________________

1.       Sec. 7.1  Indebtedness

         (1) Consolidated obligations under capitalized
             leases (sec. 7.1(f))
                                                                  ------------
         (2) Maximum permitted                                      $500.000
                                                                  ------------

         (3) Additional available (Line 2 minus Line 1)
                                                                  ------------

         (4) Purchase Money Debt (per acquisition) (sec. 7.1(g))
                                                                  ------------

         (5) 80% of cost of property acquired
             (per acquisition)
                                                                  ------------

         (6) Line 5 minus line 4 (per acquisition)
                                                                  ------------

2.       Sec. 7.3  Investments

         (7) Aggregate investments (sec. 7.3(g))
                                                                  ------------

         (8) Maximum permitted                                      $500.000
                                                                  ------------

         (9) Additional available (Line 8 minus Line 7)
                                                                  ------------

3.       Sec. 7.8 Consolidated Cash Flow Ratio

         For the fiscal quarter commencing on ________ and ending on __________________:

         (10) Consolidated net income (of deficit)
                                                                  ------------

         (11) Taxes, expenses and other proper charges
                                                                  ------------

         (12) Extraordinary items of income
                                                                  ------------

         (13) Consolidated Net Income (Line 10 minus
              Lines 11 and 12)
                                                                  ------------

         (14) Depreciation and amortization
                                                                  ------------

         (15) Cash taxes paid
                                                                  ------------

         (16) Consolidated Interest Charges
                                                                  ------------

         (17) Consolidated Rental Expense
                                                                  ------------

         (18) Consolidated Cash Flow (Line 13 plus
              Lines 14 through 17)
                                                                  ------------

         (19) Consolidated Cash Flow Ratio (Line 18
              divided by Line 16)
                                                                  ------------

         (20) Minimum Ratio Permitted                              6.00:1.00
                                                                  ------------

 4.      Sec. 7.9 Consolidated Fixed Charge Ratio

         For the fiscal quarter commencing on ___________ and ending on ___________________:

         (21) Consolidated Cash Flow (Line 18)
                                                                  ------------

         (22) Payments of principal on debt,
              including capital leases
                                                                  ------------

         (23) Consolidated Interest Charges
                                                                  ------------
         (24) Capital expenditures
                                                                  ------------

         (25) Consolidated Rental Expense
                                                                  ------------
         (26) Cash taxes paid
                                                                  ------------

         (27) Consolidated Fixed Charges (Sum of Lines 22
              through 26)
                                                                  ------------
         (28) Consolidated Fixed Charge Ratio (Line 26
              divided by Line 28)
                                                                  ------------
         (29) Minimum Ratio Permitted                               1.25:1.00
                                                                  ------------

5.      Sec. 7.10 Consolidated Tangible Net Worth

        (30)  Consolidated Total Assets
                                                                  ------------

        (31)  Consolidated Total Liabilities
                                                                  ------------

        (32)  Intangibles
                                                                  ------------

        (33)  Write-up in book value of assets
                                                                  ------------

        (34)  Consolidated Tangible Net Worth
              (Line 30 plus Line 31 less Line 32
              less Line 33)
                                                                  ------------

        (35)  Starting Point Net Worth                             $4,900,000
                                                                  ------------

        (36)  Sum of Consolidated Net Income
              of each fiscal quarter in which
              income was earned beginning with
              the fiscal quarter ended 3/31/94
                                                                  ------------

        (37)  60% of  Line 36
                                                                  ------------

        (38)  Minimum Worth Required
              (Line 35 plus Line 37)
                                                                  ------------

6.      Sec. 7.11 Consolidated Net Income

        For the four consecutive fiscal quarters commencing on _______ and ending on _________________:

        (39) Consolidated Net Income (Line 13)
                                                                  ------------

        (40) Minimum Consolidated Net Income                         $1.00
                                                                  ------------

7.      Sec. 7.12 Leverage Ratio

        (41) Consolidated Total Liabilities
                                                                  ------------

        (42) Consolidated Tangible Net Worth (Line 34)
                                                                  ------------

        (43) Leverage Ratio (Line 42 divided by Line 43)
                                                                  ------------

        (44) Maximum Ratio Permitted                                2:00:1:00
                                                                  ------------

                                   SCHEDULE 1
                               LIST OF 12b-1 FUNDS

                  12b-1 FUNDS

                  Ivy Growth Fund

                  Ivy Growth with Income Fund

                  Ivy International Fund

                  Ivy Emerging Growth Fund

                  Ivy China Region Fund

                                  SCHEDULE 5.3

                               TITLE TO PROPERTIES



None.

                                  SCHEDULE 5.18

                                  SUBSIDIARIES

WHOLLY-OWNED SUBSIDIARIES OF MACKENZIE INVESTMENT MANAGEMENT INC. (a Delaware corporation)


Ivy Management, Inc. (a Massachusetts corporation)

Mackenzie Funds Distribution, Inc. (a Florida corporation)

Mackenzie/Ivy Investor Services Corp. (a Florida corporation)

                                  SCHEDULE 5.19
                               ADVISORY AGREEMENTS

The Ivy funds pay Ivy Management, Inc. and the Mackenzie funds pay Mackenzie Investment Management Inc. a management fee monthly based on an annual rate of each funds' average daily net assets, as follows:

IVY GROWTH FUND: annual rate of .85% of average daily net assets

IVY GROWTH WITH INCOME FUND: annual rate of .85% of average daily net assets

IVY EMERGING GROWTH FUND: annual rate of .85% of average daily net assets

IVY INTERNATIONAL FUND: annual rate of 1.00% of average daily net assets

IVY CHINA REGION FUND: annual rate of 1.00% of average daily net assets

MACKENZIE AMERICAN FUND:
     annual rate of 1.00% of first $500 million of average daily net assets annual rate of 0.75% of first $500 million of average daily net assets annual rate of 0.50% over $1 billion of average daily net assets

MACKENZIE NORTH AMERICAN FUND:
     annual rate of 0.75% of first $500 million of average daily net assets annual rate of 0.60% of next $500 million of average daily net assets annual rate of 0.40% over $1 billion of average daily net assets

MACKENZIE GLOBAL FUND:
     annual rate of 1.00% of first $500 million of average daily net assets annual rate of 0.75% over $500 million of average daily net assets

MACKENZIE CANADA FUND:
     annual rate of 0.50% of average daily net assets

MACKENZIE LIMITED TERM MUNICIPAL FUND, MACKENZIE NATIONAL MUNICIPAL
FUND, MACKENZIE NEW YORK MUNICIPAL FUND AND MACKENZIE CALIFORNIA MUNICIPAL FUND annual rate of 0.55% of each funds' respective average daily net assets

MACKENZIE ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST annual rate of 0.60% of average daily net assets

MACKENZIE FIXED INCOME TRUST
     annual rate of 0.75% of first $500 million of average daily net assets annual rate of 0.60% of next $500 million of average daily net assets annual rate of 0.40% over $1 billion of average daily net assets

SUBADVISORY AGREEMENTS

Northern Cross Investments Limited serves as subadvisor for Ivy International. Mackenzie Investment Management Inc. pays Northern Cross a fee at the rate of 0.60% of the average annualized net assets of Ivy International Fund.

Mackenzie Financial Corporation (MFC) serves as investment advisor to Mackenzie American Fund and Mackenzie Canada Fund. MFC receives a monthly fee from Mackenzie Investment Management Inc. at the annual rate of 0.25% of the average daily net assets. In addition, Mackenzie Canada Fund pays MFC a monthly fee at the annual rate of 0.35% of its average daily net assets.

                                  SCHEDULE 5.20
                            12b-1 DISTRIBUTION PLANS
                                     CLASS A

  Summary of Distribution Plans: Distributor (Mackenzie Funds Distribution, Inc., a wholly-owned subsidiary of Mackenzie Investment Management, Inc.) shall be reimbursed for service fee payments made to brokers for account maintenance and personal services to shareholders in connection with the sale of shares of each of the following funds, up to an amount equal on an annual basis to 0.25% of the average daily net asset value of each of the following funds' shares that are registered in the name of a broker as nominee or held in a shareholder account that designates a broker as broker of record. The funds accrue the fee daily and reimburse the Distributor monthly. The brokers are paid quarterly.

          Ivy China Region Fund - Class A
          Ivy Emerging Growth Fund - Class A
          Ivy Growth Fund - Class A (1)
          Ivy Growth with Income Fund - Class A (1)
          Ivy International Fund - Class A (1)
          Mackenzie Limited Term Municipal Fund (2)
          Mackenzie National Municipal Fund (2)
          Mackenzie New York Municipal Fund (2)
          Mackenzie California Municipal Fund (2)
          Mackenzie American Fund (2)(3)
          Mackenzie Global Fund (2)
          Mackenzie Adjustable U.S. Government Securities Trust
          Mackenzie North American Municipal Fund (2)(4)
          Mackenzie Fixed Income Trust (2)

  Mackenzie Canada Fund: The above summary applies; but in addition, the Distributor is compensated for its services as distributor of the shares of the Canada fund at the annual rate of 0.15% of the Canada Fund's average daily net assets.

  (1) Fee applies only to Class A shares issued after December 31, 1991.

  (2) Mackenzie funds offer only Class A shares at this time.

  (3) Fee applies only to shares issued after December 31, 1990.

  (4) Fee applies only to shares issued after March 31, 1990.

                                  SCHEDULE 5.20
                             12b-1 DISTRIBUTION PLAN

                                     CLASS B

Summary of Distribution Plan: Ivy Fund shall pay the Distributor Mackenzie Funds Distribution, Inc., a wholly owned subsidiary of Mackenzie Investment Management Inc.) a fee at the annual rate of 1.00% of the average daily net assets of Class B shares of each of the funds itemized below. The fee is broken down into two components: a 0.75% asset based sales charge and a 0.25% service fee. The purpose of the asset based service charge is to reimburse the Distributor for services rendered in connection with any activities or expenses primarily intended to result in the sale of Class B shares. The purpose of the 0.25% service fee is to reimburse the distributor for payments made to brokers, which are unaffiliated with the distributor, for account maintenance and personal services to shareholders. The 12b-1 Funds accrue the fee daily and reimburse the Distributor monthly. The 0.25% service fee is paid to the brokers quarterly. The Ivy Fund Class B Distribution Plan applies to the following funds:

                     Ivy China Region Fund - Class B
                     Ivy Emerging Growth Fund - Class B
                     Ivy Growth Fund - Class B
                     Ivy Growth with Income Fund - Class B
                     Ivy International Fund - Class B

                                      NOTE

$5,000,000                                                     February 11, 1994

     FOR VALUE RECEIVED, the undersigned MACKENZIE INVESTMENT MANAGEMENT, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of THE FIRST NATIONAL BANK OF BOSTON (the "Bank") at the Bank's head office at 100 Federal Street, Boston, Massachusetts 02110:

          (a) the principal amount of FIVE MILLION DOLLARS ($5,000,000) or, if less, the aggregate unpaid principal amount of Advances by the Bank to the Company pursuant to the Revolving Credit and Term Loan Agreement dated as of the date hereof, as amended from time to time (the "Agreement"), between the Company and the Bank, payable on the Term Conversion Date (as defined in the Agreement), or, provided that the Company converts such Advances to Term Loans as provided in the Agreement, payable in twenty consecutive equal quarterly installments payable on the last day of each March, June, September and December of each year commencing on the first such date after the Term Conversion Date and with a final payment of all principal then outstanding on the Termination Date (as defined in the Agreement), all as provided in the Agreement; and

          (b) interest on the principal balance hereof from time to time outstanding from the date hereof through and including the date on which such principal amount is paid in full, at the times and at the rates provided in the Agreement.

     This Note evidences borrowings under and has been issued by the Company in accordance with the terms of the Agreement. The Bank or any holder hereof is entitled to the benefits of the Agreement and may enforce the agreements of the Company contained therein, and any holder may exercise the remedies provided for thereby or otherwise available in respect thereof, all in accordance with the terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Agreement.

     The Bank shall, and is hereby irrevocably authorized by the Company to, endorse on the schedule attached to this Note or a continuation of such schedule attached hereto and a part hereof, an appropriate notation evidencing advances and repayments of principal of this Note, provided that failure by the Bank to make any such notations shall affect any of the Company's obligations in respect of this Note.

     The Company has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Agreement.

     If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Agreement.

     The Company and every endorser and guarantor of this Note or the obligation represented hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, assent to any extension or postponement of the time of payment or any other indulgence, and to any substitution, exchange or release of any other party or person primarily or secondarily liable.

     THIS NOTE SHALL BE DEEMED TO TAKE EFFECT AS A SEALED :INSTRUMENT UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, Mackenzie Investment Management, Inc. has caused this Note to be signed in its corporate name by its duly authorized officer as of the day and year first above written.

                                       MACKENZIE INVESTMENT
                                         MANAGEMENT, INC.

Attest:

                                       By:
------------------------------            --------------------------------
                                          Title: Sr. Vice President

                                     Type of          Amount of
                                     Advance          Principal           Balance of
                    Amount           [Fixed Rate      Paid or             Principal               Notation
Date                of Loan          or Base]         Prepaid             Unpaid                  Made By
----                -------          -----------      -------             ------                  --------


-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------

[LOGO]   BANK OF BOSTON

                        THE FIRST NATIONAL BANK OF BOSTON
                               100 Federal Street
                           Boston, Massachusetts 02110

                                February 10, 1995

C. William Ferris, Senior Vice President
Mackenzie Investment Management, Inc.
700 South Federal Highway
Boca Raton, Florida 33432

        Re:   First Amendment

Dear Mr. Ferris:

     We refer to the Revolving Credit and Term loan Agreement, dated as of February 11, 1994, between Mackenzie Investment Management, Inc. and The First National Bank of Boston, (the "Agreement"), with capitalized terms being used herein with the same meanings assigned thereto in the Agreement.

     The Company has requested that the Bank extend the time period during which the Company may borrow Advances pursuant to the Loan Documents. In response to that request and in reliance on the Company's representations and warranties herein, the Bank agrees as follows:

     1. Amendment. The definition of "Term Conversion Date" in section 1(a) of the Agreement is hereby amended to refer to May 10, 1995.

     2. No Other Changes. Except as expressly provided herein, all of the provisions of the Loan Documents remain unchanged and in full force and effect, and the Company hereby affirms its obligations thereunder.

     In order to induce us to enter into this letter agreement, the Company represents and warrants that no Default or Event of Default exists or will exist after giving effect hereto.



BOS-BUS:133368.1



THE FIRST NATIONAL BANK OF BOSTON, BOSTON, MASSACHUSETTS 02106

[LOGO]                                 -2-



     Please sign below to evidence your agreement hereto, whereupon this letter agreement shall become a binding agreement under seal to be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

                                  Very truly yours,

                                  THE FIRST NATIONAL BANK OF BOSTON

                                  By:
                                      -------------------------------
                                      Title:

Agreed:

MACKENZIE INVESTMENT MANAGEMENT, INC.

By: /s/ C. William Ferris
    ----------------------------------
    Title: Sr. Vice President

[LOGO]     BANK OF BOSTON

                                                                 May 30, 1995

C. William Ferris, Senior Vice President
Mackenzie Investment Management, Inc.
700 South Federal Highway
Boca Raton, Florida 33432

    Re:    Second Amendment

Dear Mr. Ferris:

     We refer to the Revolving Credit and Term Loan Agreement, dated as of February 11, 1994, between Mackenzie Investment Management, Inc. and The First National Bank of Boston, (the "Agreement"), with capitalized terms being used herein with the same meanings assigned thereto in the Agreement.

     The Company has requested that the Bank extend the time period during which the Company may borrow Advances pursuant to the Loan Documents. In response to that request and in reliance on the Company's representations and warranties herein, the Bank agrees as follows:

          1. Amendment. The definition of "Term Conversion Date" in section 1(a) of the Agreement is hereby amended to refer to May 29, 1996.

          2. No Other Changes. Except as expressly provided herein, all of the provisions of the Loan Documents remain unchanged and in full force and effect, and the Company hereby affirms its obligations thereunder.

     In order to induce us to enter into this letter agreement, the Company represents and warrants that no Default or Event of Default exists or will exist after giving effect hereto.










THE FIRST NATIONAL BANK OF BOSTON, BOSTON, MASSACHUSETTS 02106

Please sign below to evidence your agreement hereto, whereupon this letter agreement shall become a binding agreement under seal to be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

                                       Very truly yours,

                                       THE FIRST NATIONAL BANK OF BOSTON

                                       By:
                                           ----------------------------------
                                           Title: Vice President

Agreed:

MACKENZIE INVESTMENT MANAGEMENT, INC.

BY: /s/ C. William Ferris
    ---------------------------------
    Title: Sr. Vice President

                        THE FIRST NATIONAL BANK OF BOSTON
                               100 Federal Street
                           Boston, Massachusetts 02110

                                October 17, 1996

C. William Ferris, Senior Vice President
Mackenzie Investment Management, Inc.
700 South Federal Highway
Boca Raton, Florida 33432

         Re:  Third Amendment

Dear Mr. Ferris:

     We refer to the Revolving Credit and Term Loan Agreement, dated as of February 11, 1994, as amended, between Mackenzie Investment Management, Inc. and The First National Bank of Boston, (the "Agreement"), with capitalized terms being used herein with the same meanings assigned thereto in the Agreement.

     The Company has requested that the Bank extend the time period during which the Company may borrow Advances pursuant to the Loan Documents and make certain other changes to the Loan Documents, and that the Bank release the Parent's Guaranty of the Obligations which is presently in effect. In response to those requests and in reliance on the Company's representations and warranties herein, the Bank agrees as follows:

     1. Amendment. Subject to sec. 3 hereof, the Agreement is amended as follows:

          (a) all references to Mackenzie Funds Distribution are hereby deemed to be references to Ivy Mackenzie Distributors, Inc. (formerly known as Mackenzie Funds Distribution, Inc.), a Florida corporation;

     (b) the term "Security Documents" in section 1(a) is deleted in its entirety, and the reference to the Security Documents is deleted from the definition of "Loan Documents" in section 1(a);

     (c) the definition of "Term Conversion Date" in section 1(a) is hereby amended to refer to May 28, 1997;

     (d) the definition of "Termination Date" in section 1(a) is hereby amended to refer to March 31, 2002 or the earlier date of termination of the Agreement pursuant to sec. 2.4, sec. 4.6 or sec. 9 thereof;

     (e) the date "March 31, 1995" in the eleventh line of sec. 3.2 is hereby replaced with the date "June 30, 1997";

     (f) the last sentence of sec. 5.5 is hereby amended in its entirety to read as follows: "Since the Balance Sheet Date, the Company has not made any Distribution in violation of sec. 7.5 hereof.";

     (g) all references to the Security Documents are hereby deleted from sec. 5.21, and sec. 5.21(k) and 9(o) are deleted in their entirety;

     (h) Section 7.5 is hereby amended in its entirety to read as follows:

          Sec. 7.5. Distributions. The Company will not, and will not permit any Subsidiary to, make or declare any Distribution, except that (i) so long as no Default or Event of Default exists or would exist after giving effect thereto, the Company may declare and pay cash dividends to its stockholders in an amount not to exceed 15% of positive Consolidated Net Income for each fiscal year of the Company commencing with the fiscal year ending March 31, 1997, and (ii) any Subsidiary of the Company may make Distributions to the Company. The Company will not permit any of its wholly-owned Subsidiaries to enter into any contractual restrictions on such Subsidiaries' ability to make Distributions to the Company;

     (i) Schedules 1, 5.3, 5.18, 5.19 and 5.20 are replaced with the schedules attached hereto.

     2. Representations. In order to induce the Bank to enter into this Amendment, the Company represents and warrants as follows:

        (a) each of the representations and warranties, as supplemented by the schedules delivered herewith, of the Company in the Agreement are true and correct on the date of this Amendment;

        (b) no Default or Event of Default has occurred and is continuing;

        (c) the execution, delivery and performance by the Company of this Amendment and the Agreement as amended hereby are within the Company's corporate powers, have been duly authorized by all necessary corporate action, require no authorization or action by or in respect of, or filing with, any governmental body, agency or official or any shareholder or creditor of the Company and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the corporate charter or by-laws of the Company or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or result in the creation or imposition of any lien on any asset of the Company; and

        (d) this Amendment has been duly executed and delivered by the Company, and this Amendment and the Agreement as amended hereby constitute valid and binding agreements of the Company enforceable in accordance with their terms.

     3. Conditions. The provisions of sec. 1 of this Amendment shall become effective when each of the following conditions has been satisfied:

        (a) the Bank shall have received copies of this Amendment signed by the Company;

        (b) the Bank shall have received an opinion of counsel from the Company's counsel which is satisfactory to the Agent in all respects;

        (c) the Bank shall have received a manually signed certificate from the Secretary of the Company in form and substance satisfactory to the Bank and dated a recent date as to any changes in the incumbency of the officers of the Company who are authorized to execute and take actions under the Loan Documents and in the Company's charter and by-laws, and certifying and attaching votes of the Company's board of directors authorizing the transactions contemplated hereby;

        (d) the Bank shall have received a long-form legal existence and good standing certificate for the Company from the Secretary of State of the State of Delaware and a foreign qualification certificate for the Company from the Secretary of State of the State of Florida, each dated no more than ten days prior to the date hereof; and

        (e) the Bank shall have received evidence satisfactory to it of the change of name of Mackenzie Funds Distribution, Inc. to Ivy Mackenzie Distributors, Inc.

     Upon the effectiveness of this Amendment the Bank shall mark "cancelled" and return to the Company the Parent's Guaranty of the Obligations.

     4. Miscellaneous. Except as expressly provided above, the Agreement is unchanged and remains in full force and effect, and this Amendment and the Agreement shall be read and construed as one agreement. This Amendment is intended to take effect as an instrument under seal, is governed by the laws of the Commonwealth of Massachusetts, and may be executed in counterparts. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto against which enforcement hereof is sought.

     Please sign below to evidence your agreement hereto, whereupon this Amendment shall become a binding agreement between us.

                                      Very truly yours,

                                      THE FIRST NATIONAL BANK OF BOSTON

                                      By:
                                           ----------------------------------
                                           Title: Division Executive

Agreed:

MACKENZIE INVESTMENT MANAGEMENT, INC.

BY: /s/ C. William Ferris
    ---------------------------------
    Title: Sr. Vice President

                        THE FIRST NATIONAL BANK OF BOSTON
                               100 Federal Street
                           Boston, Massachusetts 02110

                                 March 26, 1997

C. William Ferris, Senior Vice President
Mackenzie Investment Management, Inc.
700 South Federal Highway
Boca Raton, Florida 33432

         Re:    Fourth Amendment

Dear Mr. Ferris:

     We refer to the Revolving Credit and Term Loan Agreement, dated as of February 11, 1994, as amended, between Mackenzie Investment Management Inc. and The First National Bank of Boston, (the "Agreement"), with capitalized terms being used herein with the same meanings assigned thereto in the Agreement.

     The Company has requested that the Bank increase the aggregate principal amount of Advances that the Company may borrow under the Loan Documents, extend the time period during which the Company may borrow Advances pursuant to the Agreement and make certain other changes to the Agreement. In response to those requests and in reliance on the Company's representations and warranties herein, the Bank agrees as follows:

     1. Amendment. Subject to sec. 4 hereof, the Agreement is amended as follows:

        (a) the definition of the term "Class B Shares" in section 1(a) is deleted in its entirety, and replaced with the following:

     "Class B Shares. Any shares (or class of shares) of beneficial interest or capital stock of any 12b-1 Fund which are designated by such 12b-1 Fund as Class B shares of such fund and upon the redemption of which a contingent deferred sales charge or other redemption fee or amount is payable.";

        (b) the following new term is added to section 1(a) after the term "Class B Shares":

     "Class C Shares. Any shares (or class of shares) of beneficial interest or capital stock of any 12b-1 Fund which are designated by such 12b-1 Fund as Class C shares of such fund and upon the redemption of which a contingent deferred sales charge or other redemption fee or amount is payable.";

        (c) the amount "$5,000,000" in line one of the definition of "Commitment Amount" in section 1(a) is hereby replaced with the amount "$10,000,000";

        (d) the definition of the term "Contingent Redemption Amount" in section 1(a) is deleted in its entirety, and replaced with the following:

     "Contingent Redemption Amount. On any date the aggregate redemption proceeds that would be payable by shareholders of Class B Shares and Class C Shares of the 12b-1 Funds for contingent deferred sales charges or redemption fees, assuming a total redemption on such date of all Class B Shares and all Class C Shares in the 12b-1 Funds.";

        (e) the definition of "Term Conversion Date" in section 1(a) is hereby amended to refer to June 30, 1998;

        (f) the definition of "Termination Date" in section 1(a) is hereby amended to refer to June 30, 2003 or the earlier date of termination of the Agreement pursuant to sec. 2.4, sec. 4.6 or sec. 9 thereof;

        (g) the definition of the term "Unreimbursed Sales Commission Amount" in section 1(a) is deleted in its entirety, and replaced with the following:

     "Unreimbursed Sales Commission Amount. For any period, an amount equal to
     (a) the Unreimbursed Sales Commission Amount as of the last day of the prior period, plus (b) the aggregate amount of commissions paid or payable by Ivy

     Mackenzie Distributors, Inc. during such period to brokers in respect of Class B Shares and Class C Shares of 12b-1 Funds, minus (c) the aggregate amount of distribution fees and redemption fees received by Ivy Mackenzie Distributors, Inc. during such period from 12b-1 Funds and the holders of Class B Shares and Class C Shares, respectively, in respect of Class B Shares and Class C Shares of 12b-1 Funds. Notwithstanding the foregoing, as of February 28, 1997, the Unreimbursed Sales Commission Amount hereunder shall be $16,718,266.25.";

        (h) the date "June 30, 1997" in the eleventh line of section 3.2 is hereby replaced with the date "September 30, 1998";

        (i) the words"or Class C Shares" are hereby added to clause (d) of section 5.7 after the words "Class B Shares" in the last line thereof;

        (j) section 6.1 is hereby amended by adding the words "and Class C Shares" after the words "Class B Shares" where such words appear in lines four and seven of such section;

        (k) section 6.5(e) is hereby amended by adding the words "and Class C Shares" after the words "Class B Shares" where such words appear in lines eight, eleven, seventeen and twenty-four of such section;

        (l) section 6.13 is hereby amended by adding the words "and Class C Shares" after the words "Class B Shares" where such words appear in line four of such section;

        (m) section 7.1(a) is deleted in its entirety, and replaced with the following:

            "(a) Indebtedness of the Company to the Bank;";

        (n) section 7.3(e) is hereby amended by adding the words "and Class C Shares" after the words "Class B Shares" where such words appear in the last line of such section;

        (o) Exhibit A is replaced with Exhibit A attached hereto; and

        (p) Schedules 1, 5.3, 5.18, 5.19 and 5.20 are replaced with the schedules attached hereto.

     2. Restated Note. The Company will deliver with this Amendment a restated revolving credit note in the form of Exhibit A attached hereto in the aggregate principal amount of $10,000,000 (the "Restated Note"). From and after the effectiveness of this Amendment, all references in the Agreement and the Loan Documents to the Note shall be deemed to be references to the Restated Note.

     3. Representations. In order to induce the Bank to enter into this Amendment, the Company represents and warrants as follows:

        (a) each of the representations and warranties, as supplemented by the schedules delivered herewith, of the Company in the Agreement is true and correct on the date of this Amendment;

        (b) no Default or Event of Default has occurred and is continuing;

        (c) the execution, delivery and performance by the Company of this Amendment, the Restated Note and the Agreement as amended hereby are within the Company's corporate powers, have been duly authorized by all necessary corporate action, require no authorization or action by or in respect of, or filing with, any governmental body, agency or official or any shareholder or creditor of the Company and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the corporate charter or bylaws of the Company or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or result in the creation or imposition of any lien on any asset of the Company; and

        (d) this Amendment and the Restated Note have been duly executed and delivered by the Company, and this Amendment and the Agreement as amended hereby constitute valid and binding agreements of the Company, and the Restated Note constitutes the valid and binding obligation of the Company, in each case enforceable against the Company in accordance with their terms.

         4. Conditions. The provisions of sec. 1 of this Amendment shall become effective when each of the following conditions has been satisfied:

            (a) the Bank shall have received counterparts of this Amendment and the Restated Note, in each case manually signed by the Company;

        (b) the Bank shall have received an opinion of counsel from the Company's counsel which is satisfactory to the Bank in all respects;

        (c) the Bank shall have received a manually signed certificate from the Secretary of the Company in form and substance satisfactory to the Bank and dated a recent date as to any changes in the incumbency of the officers of the Company who are authorized to execute and take actions under the Loan Documents and in the Company's charter and by-laws, and certifying and attaching votes of the Company's board of directors authorizing the transactions contemplated hereby and by the Restated Note;

        (d) the Bank shall have received a long-form legal existence and good standing certificate for the Company from the Secretary of State of the State of Delaware and a foreign qualification certificate for the Company from the Secretary of State of the State of Florida, each dated no more than ten days prior to the date hereof; and

        (e) the Bank shall have received a manually signed lien search certificate from the Secretary of the Company in form and substance satisfactory to the Bank and dated a recent date, and certifying and attaching lien searches showing no liens other than those expressly permitted by section 7.2 of the Agreement and which are otherwise satisfactory in form and substance to the Bank.

     5. Miscellaneous. Except as expressly provided above, the Agreement is unchanged and remains in full force and effect, and this Amendment and the Agreement shall be read and construed as one agreement. This Amendment is intended to take effect as an instrument under seal, is governed by the laws of the Commonwealth of Massachusetts, and may be executed in counterparts. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto against which enforcement hereof is sought.

Please sign below to evidence your agreement hereto, whereupon this Amendment shall become a binding agreement between us.

                                         Very truly yours,

                                         THE FIRST NATIONAL BANK OF BOSTON

                                         By: /s/ Carol A. Clark
                                             -----------------------------
                                             Title: Managing Director

Agreed:

MACKENZIE INVESTMENT MANAGEMENT INC.

BY: /s/ C. William Ferris
    ---------------------------------
    Title: Sr. Vice President

                                                                       Exhibit A

                                      NOTE

$10,000,000                                           Dated: February 11, 1994
                                                      Restated: March 26, 1997

     FOR VALUE RECEIVED, the undersigned MACKENZIE INVESTMENT MANAGEMENT INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of THE FIRST NATIONAL BANK OF BOSTON (the "Bank") at the Bank's head office at 100 Federal Street, Boston, Massachusetts 02110:

          (a) the principal amount of TEN MILLION DOLLARS ($10,000,000) or, if less, the aggregate unpaid principal amount of Advances by the Bank to the Company pursuant to the Revolving Credit and Term Loan Agreement dated as of February 11, 1994, as amended from time to time (the "Agreement"), between the Company and the Bank, payable on the Term Conversion Date (as defined in the Agreement), or provided that the Company converts such Advances to Term Loans as provided in the Agreement, payable in twenty consecutive equal quarterly installments payable on the last day of each March, June, September and December of each year commencing on the first such date after the Term Conversion Date and with a final payment of all principal then outstanding on the Termination Date (as defined in the Agreement), all as provided in the Agreement; and

          (b) interest on the principal balance hereof from time to time outstanding from the date hereof through and including the date on which such principal amount is paid in full, at the times and at the rates provided in the Agreement.

     This Note evidences borrowings under and has been issued by the Company in accordance with the terms of the Agreement. The Bank or any holder hereof is entitled to the benefits of the Agreement may enforce the agreements of the Company contained therein, and any holder hereof may exercise the remedies provided for thereby or otherwise available in respect thereof, all in accordance with the terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Agreement.

     This Note has been issued as a replacement and in exchange for (but does not evidence payment or satisfaction of) the Note issued by the Company to the Bank dated February 11, 1994 in the original principal amount of $5,000,000.

     The Bank shall, and is hereby irrevocably authorized by the Company to, endorse on the schedule attached to this Note or a continuation of such schedule attached hereto and made a part hereof, an appropriate notation evidencing advances and repayments of principal of this Note, provided that failure by the Bank to make any such notations shall not affect any of the Company's obligations in respect of this Note.

     The Company has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Agreement.

     If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Agreement.

     The Company and every endorser and guarantor of this Note or the obligation represented hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, assent to any extension or postponement of the time of payment or any other indulgence, and to any substitution, exchange or release of any other party or person primarily or secondarily liable.

     THIS NOTE SHALL BE DEEMED TO TAKE EFFECT AS A SEALED INSTRUMENT UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the undersigned has caused this Note to be signed in its corporate name and its corporate seal to be impressed thereon by its duly authorized officer as of the day and year first above written.

                                      MACKENZIE INVESTMENT MANAGEMENT INC.

Attest:

___________________________           By:______________________________
                                         Title:

                                        Type of        Amount of
                                        Advance        Principal           Balance of
                     Amount          [Fixed Rate        Paid or             Principal              Notation
Date                of Loan            or Base]         Prepaid              Unpaid                Made By:
----                -------          -----------      ----------           ----------              --------


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

                                   SCHEDULE 1

                               LIST OF 12b-1 FUNDS

        12b-1 FUNDS

        Ivy Growth Fund

        Ivy Growth with Income Fund

        Ivy International Fund

        Ivy Emerging Growth Fund

        Ivy China Region Fund

        Ivy Latin America Strategy Fund

        Ivy New Century Fund

        Ivy Global Science & Technology Fund

        Ivy Canada Fund

        Ivy Global Fund

        Ivy International Small Companies Fund

        Ivy Asia Pacific Fund

        Ivy Global Natural Resources Fund

        Ivy Pan-Europe Fund (to be effective on, or about, April 7, 1997)

        Ivy International Fund II (to be effective on, or about, May 13, 1997)

        Ivy Bond Fund

        Mackenzie National Municipal Fund (Class B only)

        Mackenzie California Municipal Fund (Class B only)

        Mackenzie New York Municipal Fund (Class B only)

        Mackenzie Limited Term Municipal Fund (Class B only)

                                                                      March 1997

                                  SCHEDULE 5.3
                               TITLE TO PROPERTIES

None.

























March 1997

                                  SCHEDULE 5.18
                                  SUBSIDIARIES

WHOLLY-OWNED SUBSIDIARIES OF MACKENZIE INVESTMENT MANAGEMENT INC.
(a Delaware corporation)

Ivy Management, Inc. (a Massachusetts corporation)

Ivy Mackenzie Distributors, Inc. (a Florida corporation)

Ivy Mackenzie Services Corp. (a Florida corporation)

























March 1997

                                  SCHEDULE 5.19
                               ADVISORY AGREEMENTS

The Ivy funds pay Ivy Management, Inc. and the Mackenzie funds pay Mackenzie Investment Management Inc. a management fee monthly based on an annual rate of each funds' average daily net assets, as follows:

IVY GROWTH FUND: annual rate of .85 % of average daily net assets

IVY GROWTH WITH INCOME FUND: annual rate of .75% of average daily net assets

IVY EMERGING GROWTH FUND: annual rate of .85 % of average daily net assets

IVY INTERNATIONAL FUND: annual rate of 1.00% of average daily net assets

IVY CHINA REGION FUND: annual rate of 1.00% of average daily net assets

IVY LATIN AMERICA STRATEGY FUND: annual rate of 1.00% of average daily net assets

IVY NEW CENTURY FUND: annual rate of 1.00% of average daily net assets

IVY GLOBAL SCIENCE & TECHNOLOGY FUND: annual rate of 1.00% of average daily net assets

IVY CANADA FUND: annual rate of .50% of average daily net assets

IVY GLOBAL FUND:
     annual rate of 1.00% of first $500 million of average daily net assets annual rate of 0.75% over $500 million of average daily net assets

IVY INTERNATIONAL SMALL COMPANIES FUND: annual rate of 1.00% of average daily net assets

IVY ASIA PACIFIC FUND: annual rate of 1.00% of average daily net assets

IVY GLOBAL NATURAL RESOURCES FUND: annual rate of 1.00% of average daily net assets

IVY PAN-EUROPE: annual rate of 1.00% of average daily net assets

IVY INTERNATIONAL FUND II: annual rate of 1.00% of average daily net assets

IVY BOND FUND:
     annual rate of 0.75% of first $100 million of average daily net assets annual rate of 0.50% over $100 million of average daily net assets

MACKENZIE LIMITED TERM MUNICIPAL FUND, MACKENZIE NATIONAL MUNICIPAL FUND, MACKENZIE NEW YORK MUNICIPAL FUND AND MACKENZIE CALIFORNIA MUNICIPAL FUND
     annual rate of 0.55% of each funds' respective average daily net assets

SUBADVISORY AGREEMENTS

Northern Cross Investments Limited serves as subadviser for Ivy International Fund. Ivy Management. Inc. pays Northern Cross a fee at the rate, on an annual basis, equal to 0.60% of the average net assets up to $1.5 billion and 0.55% of the average net assets in excess of $1.5 billion of Ivy International Fund.

Mackenzie Financial Corporation (MFC) serves as investment adviser for the Ivy Canada Fund and the Ivy Global Natural Resources Fund. Ivy Canada Fund and Ivy Global Natural Resources Fund pay MFC a monthly fee at the annual rate of 0.35% and 0.50% of their respective average daily net assets.











March 1997

                                  Schedule 5.20
                            12b-1 DISTRIBUTION PLANS
                                     CLASS A

Summary of Distribution Plans: Distributor (Ivy Mackenzie Distributors, Inc., a wholly-owned subsidiary of Mackenzie Investment Management Inc.) shall be reimbursed for service fee payments made to brokers for account maintenance and personal services to shareholders in connection with the sale of shares of each of the following funds, up to an amount equal, on an annual basis, to 0.25% of the average daily net asset value of each of the following funds' shares that are registered in the name of a broker as nominee or held in a shareholder account that designates a broker as broker of record. The funds accrue the fee daily and reimburse the Distributor monthly. The brokers are paid quarterly.

                         Ivy China Region Fund
                         Ivy Emerging Growth Fund
                         Ivy Growth Fund (1)
                         Ivy Growth with Income Fund (1)
                         Ivy International Fund (1)
                         Ivy Latin America Strategy Fund
                         Ivy New Century Fund
                         Ivy Global Science & Technology Fund
                         Ivy Canada Fund
                         Ivy Global Fund
                         Ivy International Small Companies Fund
                         Ivy Asia Pacific Fund
                         Ivy Global Natural Resources Fund
                         Ivy Pan-Europe Fund
                         Ivy International Fund II
                         Ivy Bond Fund
                         Mackenzie Limited Term Municipal Fund
                         Mackenzie National Municipal Fund
                         Mackenzie New York Municipal Fund
                         Mackenzie California Municipal Fund

Ivy Canada Fund: The above summary applies: but in addition, the Distributor is compensated for its services as distributor of the shares of the Ivy Canada Fund at the annual rate of 0.15% of the Ivy Canada Fund's average daily net assets.

(1) Fee applies only to Class A shares issued after December 31, 1991.






March 1997

                                  SCHEDULE 5.20
                             12b-1 DISTRIBUTION PLAN
                                     CLASS B

Summary of Distribution Plan: Ivy Fund or the Mackenzie Series Trust shall pay the Distributor (Ivy Mackenzie Distributors. Inc., a wholly owned subsidiary of Mackenzie Investment Management Inc.) a fee at the annual rate of 1.00% of the average daily net assets of Class B shares of each of the funds itemized below. The fee is broken down into two components: a 0.75% asset based sales charge and a 0.25% service fee. The purpose of the asset based service charge is to reimburse the Distributor for services rendered in connection with any activities or expenses primarily intended to result in the sale of Class B shares. The purpose of the 0.25% service fee is to reimburse the distributor for payments made to brokers, which are unaffiliated with the distributor, for account maintenance and personal services to shareholders. The 12b-1 Funds accrue the fee daily and reimburse the Distributor monthly. The 0.25% service fee is paid to the brokers quarterly.

The Ivy Fund Class B Distribution Plan applies to the following funds:

                     Ivy China Region Fund
                     Ivy Emerging Growth Fund
                     Ivy Growth Fund
                     Ivy Growth with Income Fund
                     Ivy International Fund
                     Ivy Latin America Strategy Fund
                     Ivy New Century Fund
                     Ivy Global Science & Technology Fund
                     Ivy Canada Fund
                     Ivy Global Fund
                     Ivy International Small Companies Fund
                     Ivy Asia Pacific Fund
                     Ivy Global Natural Resources Fund
                     Ivy Pan-Europe Fund
                     Ivy International Fund II
                     Ivy Bond Fund

The Mackenzie Series Trust Class B Distribution Plan applies to the following funds:

                     Mackenzie National Municipal Fund
                     Mackenzie California Municipal Fund
                     Mackenzie New York Municipal Fund
                     Mackenzie Limited Term Municipal Fund



March 1997

                                  SCHEDULE 5.20
                             12b-1 DISTRIBUTION PLAN
                                     CLASS C

Summary of Distribution Plan: Ivy Fund shall pay the Distributor (Ivy Mackenzie Distributors, Inc., a wholly owned subsidiary of Mackenzie Investment Management Inc.) a fee at the annual rate of 1.00% of the average daily net assets of Class C shares of each of the funds itemized below. The fee is broken down into two components: a 0.75% asset based sales charge and a 0.25% service fee. The purpose of the asset based service charge is to reimburse the Distributor for services rendered in connection with any activities or expenses primarily intended to result in the sale of Class C shares. The purpose of the 0.25% service fee is to reimburse the distributor for payments made to brokers. which are unaffiliated with the distributor, for account maintenance and personal services to shareholders. The 12b-1 Funds accrue the fee daily and reimburse the Distributor monthly. During the first year of the investment, the Distributor retains the entire service/distribution fee. Thereafter, the Distributor pays the entire service/distribution fee to the dealer of the qualified investment.

The Ivy Fund Class C Distribution Plan applies to the following funds:

                         Ivy China Region Fund
                         Ivy Emerging Growth Fund
                         Ivy Growth Fund
                         Ivy Growth with Income Fund
                         Ivy International Fund
                         Ivy Latin America Strategy Fund
                         Ivy New Century Fund
                         Ivy Global Science & Technology Fund
                         Ivy Canada Fund
                         Ivy Global Fund
                         Ivy International Small Companies Fund
                         Ivy Asia Pacific Fund
                         Ivy Global Natural Resources Fund
                         Ivy Pan-Europe Fund
                         Ivy International Fund II
                         Ivy Bond Fund





March 1997

                                        Type of        Amount of
                                        Advance        Principal           Balance of
                     Amount          [Fixed Rate        Paid or             Principal              Notation
Date                of Loan            or Base]         Prepaid              Unpaid                Made By:
----                -------          -----------      ----------           ----------              --------


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

                                BANKBOSTON, N.A.
                               100 Federal Street
                           Boston, Massachusetts 02110

                               September 15, 1997

C. William Ferris, Senior Vice President
Mackenzie Investment Management Inc.
700 South Federal Highway
Boca Raton, Florida 33432

         Re:      Fifth Amendment and Waiver

Dear Mr. Ferris:

        We refer to the Revolving Credit and Term Loan Agreement, dated as of February 11, 1994, as amended, between Mackenzie Investment Management Inc. and The First National Bank of Boston (now known as Bank Boston, N.A.) (the "Agreement"), with capitalized terms being used herein with the same meanings assigned thereto in the Agreement.

        The Company has informed the Bank that it has entered into the agreement attached hereto as Exhibit A (the "Thornburg Agreement") concerning a transaction (the "Reorganization") pursuant to which the assets of certain of the registered investment companies for which the Company serves as investment adviser will be acquired by certain registered investment companies for which Thornburg Management Company, Inc. serves as investment adviser in exchange for voting shares of the acquiring investment companies. After the Reorganization, the business of each acquired investment company will be wound up and the investment companies deregistered. The Company has asked that the Bank agree to certain amendments to, and waivers of provisions of, the Agreement in connection with the Thornburg Agreement and the Reorganization.

         1. Amendment. Effective the date hereof, the Agreement is hereby amended by deleting Schedules 5.19 and 5.20 attached thereto and attaching the Schedules 5.19 and 5.20 attached hereto.

         2. Waivers. In response to the Company's request and in reliance on the Company's representations and warranties herein, the Bank hereby waives (a) the provisions of Sections 7.1 and 7.3 of the Agreement to the extent necessary to permit the Company to comply with its obligations in

Sections 5(c) and (d) of the Thornburg Agreement, provided that (i) the aggregate fees waived, expenses and other amounts paid and liabilities assumed pursuant to such Sections does not exceed $500,000, (ii) the Company receives net cash proceeds of at least, $1,200,000 upon consummation of the Reorganization, and (iii) the Reorganization is consummated, and such net cash proceeds are received, no later than September 30, 1997; and (b) the provisions of Section 9(e) of the Agreement to the extent necessary to permit the Reorganization, as described in the Thornburg Agreement.

        In order to induce the Bank to enter into this Amendment, the Company represents and warrants to the Bank that (i) each of the representations and warranties of the Company in the Agreement is true and correct, (ii) no Default or Event of Default has occurred and is continuing or will exist at the closing of the Reorganization, and (iii) each of the representations and warranties of the Company in the Thornburg Agreement was true and correct when made and will be true and correct at the closing of the Reorganization.

        Please sign below to evidence your agreement hereto, whereupon this Amendment shall become a binding agreement between us.

                                             Very truly yours,

                                             BANKBOSTON, N.A.
                                             (formerly known as
                                             The First National Bank of Boston)

                                             By: /s/ Carol A. Clark
                                                 -------------------------------
                                                 Title: Managing Director



Agreed:

MACKENZIE INVESTMENT MANAGEMENT INC.

BY: /s/ C. William Ferris
    ---------------------------------
    Title: Sr. Vice President

                                                                       EXHIBIT A

                                    AGREEMENT

        THIS AGREEMENT (the "Agreement") is made as of the 13th day of June, 1997, by and between THORNBURG MANAGEMENT COMPANY, INC., a Delaware corporation having its principal office at 119 East Marcy Street, Santa Fe, New Mexico 87501 ("Thornburg") and MACKENZIE INVESTMENT MANAGEMENT INC., a Delaware corporation having its principal office at Via Mizner Financial Plaza, Suite 300, 700 South Federal Highway, Boca Raton, Florida 33432 ("MIMI").

                                    RECITALS

         A. This Agreement describes agreements between Thornburg, investment adviser to the Acquiring Funds (as defied below) and MIMI, investment adviser to the Acquired Funds (as defined below) associated with the proposed acquisition of the Assets (as defined below) of the four series of Mackenzie Series Trust named below (the "Acquired Funds"), a Massachusetts business trust ("Mackenzie Trust") by certain series of Thornburg Investment Trust, a Massachusetts business trust ("Thornburg Trust") and certain series of Thornburg Limited Term Municipal Fund, Inc., a Maryland corporation ("Thornburg LTMF") (collectively the "Acquiring Funds") as follows:

     ACQUIRING FUNDS                                   ACQUIRED FUNDS
     ---------------                                   --------------
     Thornburg Investment Trust                        Mackenzie Series Trust
     Thornburg Intermediate Municipal................. Mackenzie National Municipal Fund
     Fund ("Thornburg Fund")                           ("Mackenzie Fund")

     Thornburg New York Intermediate.................. Mackenzie New York Municipal
     Municipal Fund                                    Fund ("Mackenzie New York Fund")
     ("Thornburg New York Fund")

     Thornburg Limited Tern Municipal Fund, Inc.
     Thornburg Limited Term Municipal................. Mackenzie Limited Term Municipal
     Fund National Portfolio ("Thornburg               Fund ("Mackenzie Limited Term
     Limited Term Fund")                               Fund")

     Thornburg Limited Term Municipal ................ Mackenzie California Municipal
     Fund California Portfolio ("Thornburg             Fund ("Mackenzie California Fund")
     California Fund")

     B. Thornburg and MIMI understand that Thornburg Trust and Thornburg LTMF will each enter into an agreement and plan of reorganization with Mackenzie Trust (the "Acquisition Agreement") under which each of the above-named Acquiring Funds will acquire the cash portfolio securities and due bills for dividends, interest or other receivables or rights to receive any of the foregoing, receivables for shares sold, and any claims or rights to receive any of the forgoing, receivables for shares sold, and any claims or rights with respect to portfolio securities, whether or not arising from contract (the "Assets") of the Acquired Fund set forth opposite its name above, in exchange solely for shares of the Acquiring Fund having an aggregate net asset value equal to the value represented by the Assets of the Acquired Fund on the date which all conditions to the closing of the acquisition (the

"Acquisition") have been satisfied or waived and the Acquisition is consummated (the "Closing Date").

     C. Thornburg and MIMI further understand that the Acquiring Funds will not assume any liabilities of the respective Acquired Funds in the Acquisition, except that each Acquiring Fund will assume the obligation to pay for any portfolio securities purchased by its respective Acquired Fund before the Closing Date in the ordinary course of its business and the purchase of which was disclosed to the Acquiring Fund by the Acquired Fund when the commitment to purchase arose.

     D. The value of the investment portfolio securities and portfolio assets of each Acquired Fund shall be computed by Kenny Information Systems subject to adjustment by the amount, if any, agreed to by the Acquiring Fund and its corresponding Acquired Fund. In determining the value of the portfolio securities and other portfolio assets transferred by each Acquired Fund to its corresponding Acquiring Fund, each portfolio security and other portfolio asset shall be priced by Kenny Information Systems in accordance with the policies and procedures of the Acquiring Fund (subjects to the third sentence hereafter) as set forth in the then current prospectus and statement of additional information applicable to Class A shares of the Acquiring Fund and the Acquired Fund. At the Acquired Fund's option and expense, each Acquiring Fund will cause Kenny Information Systems to perform a trial valuation of all or a portion of the corresponding Acquired Fund's portfolio securities five to seven days before the Closing Date, and will furnish the trial valuations to the Acquired Fund upon its receipt of the information from Kenny Information Systems. All computations shall be made by Kenny Information Systems. In the event of a dispute with respect to the valuation of any portfolio security or other portfolio asset of an Acquired Fund, the Acquired Fund its corresponding shall, by mutual consent, select an independent third party to resolve the matter, and the determination of the independent party will bind the Acquired Fund and the Acquiring Fund.

     THEREFORE, in consideration of the premises, and the covenants and agreements hereafter described, the parties agree as follows:

     1. Closing and Closing Date. The Closing Date will be the earliest practicable following receipt of each of the required approvals; however, in no event will the Closing Date be later than 30 days after approval by the shareholders of each of the Acquired Funds has been obtained. The closing shall be held at 119 East Marcy Street, Suite 202 Santa Fe, New Mexico 87501, in the offices of Thornburg or at such other place as the parties may agree. The parties contemplate that the Closing Date will occur around August 29, 1997, and in no event after October 31, 1997. If the Closing Date has not occurred by October 31, 1997 this Agreement will terminate.

     2. Representations and Warranties of Thornburg. Thornburg represents and warrants to MIMI as follows, understanding and agreeing that each representation or warranty is a material inducement to MIMI to enter into and perform its obligations under this Agreement, and that each warranty and representation will be true and correct on the date of this Agreement and at Closing.

     (a) Thornburg is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to own, lease and operate all of its properties and assets and to carry on business as currently conducted. Thornburg is duly qualified or licensed to do business as a foreign corporation and is in good standing in every jurisdiction where the failure to be so qualified or licensed would have a material adverse effect on its business.

     (b) Thornburg is a duly registered investment adviser and its registration with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940 (the "Advisers Act") is in full force and effect.

     (c) Thornburg is not, and the execution, delivery and performance of this Agreement and the Transactions contemplated hereby will not insult, in violation of any provisions of Thornburg's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease, order, writ, injunction, decree, law, rule, regulation or undertaking to which Thornburg is a party or by which it is bound.

     (d) No litigation or administrative proceeding or investigation of or before any court or governmental body or authority (for purposes of this Agreement, the term "governmental body or authority" includes self-regulatory organizations) is presently pending or threatened against Thornburg or any of the Acquiring Fund, or any of their respective properties, assets or business, which materially and adversely affects its business its ability to consummate the transactions herein contemplated. Thornburg knows of no fact which might form the basis for the institution of such proceedings and neither Thornburg nor any of the Acquiring Funds is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body or authority which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     (e) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized prior to the Closing Date by all necessary action on the part of Thornburg's board of directors, and no corporate action or proceeding on the part of Thornburg is necessary to authorize the Agreement and the consummation of those transactions. Assuming due authorization, execution and delivery of this Agreement by MIMI, this Agreement constitutes me valid and binding obligation of Thornburg enforceable in accordance with its terms, except as may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar law affecting the enforcement of creditors' rights generally, and subject to generally, and subject to general principles of equity. Further, the trustees of Thornburg Trust and the directors of Thornburg LTMF have been informed of the transactions contemplated by this agreement, and have generally approved and authorized those transactions.

     (f) The information furnished or to be furnished by Thornburg for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

        (g) No notice, report, consent, approval, authorization or order of, or any other filing with, any court or governmental body or authority is required for the execution, delivery or performance of this Agreement by Thornburg or the consummation of the transactions contemplated herein, except as required of the Acquiring Funds under the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940 as amended (the "1940 Act"), and applicable state laws.

        (h) In connection with the transactions contemplated by this Agreement, neither Thornburg nor any "interested person" (as that term is defined in the 1940 Act) of Thornburg has imposed and Thornburg does not intend to impose, an unfair burden on the Acquiring Funds as a result of such transactions, or as a result of any express or implied terms, conditions, or understandings applicable to such transactions within the meaning of Section 15(f) off the 1940 Act.

        (i) Each item of information reflected in the annual reports, semiannual reports, federal and state income tax returns and Forms N-SAR for each of the Acquiring Funds is true and correct in all material respects, and there is no material claim or liability against any of the Acquiring Funds or its not described in one or more of those documents.

     3. Representatives and Warranties of MIMI. MIMI represents and warrants to Thornburg as follows, understanding and agreeing that each representation or warranty is a material inducement to Thornburg to enter into and perform its obligations under this Agreement, that these representations and warranty supersede the provisions and limitations stated in that certain confidentiality letter between MIMI and Thornburg dated March 26, 1997, and that each warranty and representation will be true and correct on the date of this Agreement and at Closing.

        (a) MIMI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to own, lease and operate all of its properties and assets and to carry on its business as currently conducted. MIMI is duly qualified or licensed to do business as a foreign corporation and is in good standing in every jurisdiction where the failure to be so qualified or licensed would have a material adverse effect on its business.

        (b) MIMI is a duly registered investment adviser and its registration with the SEC under the Advisers Act is in full force and effect.

        (c) MIMI is not, and the execution, delivery and performance of this Agreement and the transactions contemplated hereby will not result, in violation of any provision of MIMI's Articles of Incorporation or By-laws or of any agreement, indenture, instrument, contract, lease, order, writ, injunction, decree, law, rule, regulation or undertaking to which MIMI is a party or by which it is bound.

        (d) No litigation or administrative proceeding or investigation of or before any court or governmental body or authority is presently pending or threatened as to MIMI or any of the Acquired Funds or any of their respective properties assets or business, which materially and adversely affects its ability to consummate the transactions hereby contemplated. MIMI knows of no facts which might form the basis of the institution of such proceedings and neither MIMI nor any of the Acquired Fund is a parry to or subject to the provisions of any order. decree or judgment of any court or governmental body or authority which materially and adversely affects it ability to consummate the transactions herein contemplated.

        (e) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized prior to the Closing Date by all necessary actions on the part of MIMI's board of directors and no further corporate action on the part of MIMI is necessary to authorize this Agreement and consummation of those transactions. Assuming due authorization execution arid delivery of this Agreement by Thornburg, this Agreement constitutes a valid and binding obligation of MIMI enforceable in accordance with its terms, except as may be limited or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar jaw affecting the enforcement or creditors' rights generally, and subject to general principal of equity Further, the trustees or Mackenzie Trust have been informed of the transactions contemplated by this Agreement and have generally approved arid authorized those transactions.

        (f) The information furnished or to be furnished by for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects. with federal securities and other applicable laws and regulations.

        (g) No consent, notice, report, approval, authorization or order of, or any other filing with, any court or governmental body or authority is required for the execution, delivery or performance of this Agreement by MIMI or the consummation of the transactions contemplated herein. except as required of the Acquired Funds under the 1933 Act, the 1934 Act, the 1940 Act, and applicable state laws.

        (h) Each Acquired Fund's annual expense ratio (excluding taxes, Rule 12b-1 fees, brokerage commissions, interest litigation and indemnification expenses and other extraordinary expenses) is and will be no greater than .85% in the case of Mackenzie Limited Term Municipal Fund and .64% in the case of each of the other Acquired Funds from the beginning of each Acquired Fund's current fiscal year to and including the Closing Date.

        (i) Each item of information reflected in the annual reports, semiannual reports, federal and state income tax returns and Forms N-SAR for each of the Acquired Funds is true and correct in all material respects, and there is no material claim or liability against any of the Acquired Funds or its assets which is not described in one or more of those documents.

     4. Covenants of Thornburg.

        (a) Thornburg will use its best efforts to comply with and obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act, and those state securities and general laws which are necessary to consummate the transactions contemplated in this Agreements.

        (b) Thornburg will cause to be prepared and filed at its expense. for Thornburg Trust and Thornburg LTMF, registration statements on Form N-14 and necessary pre- and post-effective amendments to register under the 1933 Act the Class A shares to be issued by the Acquiring Funds to the Acquired Funds to Consummate the Acquisition. Further, Thornburg will file notices with and pay fees to such state securities administrators are required by applicable state law in connection with the issued of the described Class A shares. Thornburg also will cause to be prepared at its expense an agreement and plan of reorganization for each of the contemplated exchanges.

         (c) Thornburg will at its sole expense print and mail to the shareholders of each of the Acquired Funds the combined prospectus and proxy statement soliciting these shareholders: approval of the Acquired Funds and will otherwise conduct at its expense supplemental solicitation by the mailing of supplemental materials, telephone solicitation or other means including a proxy solicitation agent which it considers reasonable under the circumstances.

        (d) Thornburg will pay in cash to MIMI, by wire transfer of immediately available funds, at the Closing, one percent of the aggregate net asset value of the assets acquired by the Acquiring Funds from the Acquired Funds at Closing. Of this amount, 5% is partial consideration for MIMI'S performance under the Noncompetition Agreement described in paragraph (f) below, and 30% is partial consideration for MIMI's performance under the Transition and Related Services Agreement described in paragraph (g) below.

         (e) Thornberg will pay in cash to MIMI, by wire transfer of immediately available funds as soon as practicable after the six-month anniversary date of the Closing, and in no event more than 30 days after the six-month anniversary date of Closing, 1/2 of one percent of the net asset value of the shares of the Acquiring Funds issued to shareholders of the Acquired Funds in the Acquisition and remaining outstanding on the anniversary date ("outstanding Shares"). Of this amount, 5% is partial consideration for MIMI's performance under the Noncompetition Agreement described in paragraph (f) below, and 30% is partial consideration for MIMI's performance under the Transition and Related Services Agreement described in paragraph (g) below. For purposes of this calculation, the Outstanding Shares will also include (i) Acquiring Fund shares purchased through reinvestment of dividend and capital gains distributions on Outstanding and Acquiring Fund shares exchanged from one Acquiring Fund to another Acquiring Fund or to any other fund for which Thornburg serves as investment adviser or for which an affiliate of Thornburg serves as principal underwriter and which such exchanged shares were derived from Outstanding Shares; and (ii) Outstanding Shares transferred by an Acquiring Fund in a reorganization transaction with an opened investment company other than a reorganization transaction including two or more of the Acquiring Funds.

        (f) Thornburg will execute and deliver to MIMI at Closing the Noncompetition Agreement attached to this agreement as Exhibit A.

        (g) Thomburg will execute and deliver to MIMI at Closing the Transition and Related Service Agreement attached to this Agreement as Exhibit B.

        (h) Thornburg will cooperate with MIMI and the Acquired Funds in all reasonable respects to consummate the transactions contemplated in this Agreement. including the timely delivery of copies of all documents and other information reasonably required in connection with MIMI's due diligence investigations and other obligations under this agreement.

        (i) With respect to each Acquired Fund, Thomburg to provide as promptly as practicable to the trustee of Mackenzie Trust all such information as is reasonably requested by the trustees, in accordance with their responsibilities under the 1940 Act, to evaluate the terms of the agreement and plan of reorganization relating to each Acquired Fund. With respect to each Acquired Fund, Thomburg also agrees to provide to the trustees of Mackenzie Trust all information reasonably requested by that Acquired Fund or the trustees of Mackenzie Trust in connection with the preparation of proxy material, to be sent to shareholders of that Acquired Fund.

        (j) Thornburg agrees to use its best efforts not to permit the issuance of any press release or other public statement with respect to the transactions contemplated hereby without the consent of MIMI, except as may be required by law, in which event such press release or public statement shall be made only after a reasonable effort to consult with and obtain the consent of MIMI has been made.

        (k) Thornburg shall comply, and shall use its reasonable best efforts to cause the trustees of Thornburg Trust and the directors of Thornburg LTMF to comply, until the third anniversary of the Closing Date, with Section 15(f) of the 1940 Act. Compliance with Section 15(f) of the 1940 Act shall include, without limitation, the following requirements for the minimum time periods specified in Section 15(f) of the 1940 Act: (i) at least 75% of the trustees of Thornburg Trust and of the board of directors of Thornburg LTMF shall not be "interested persons" (as that term is defined in the 1940 Act) of Thornburg or MIMI, or any interested person" (as that term is defined in the 1940 Act) therefore: (ii) no "unfair burden" (as that term is defined in Section
(f)(2)(B) of the 1940 Act) shall be imposed; and (iii) all vacancies among the trustees of Thornburg Trust and the board of directors of Thornburg LTMF which must be files by a person who is not an interested person of Thornburg or MIMI so as to comply with Section 15(f) of the 1940 Act shall be filled by a person who is not an interested person of Thornburg or MIMI who has been selected and proposed for election by a majority of the trustees or directors, respectively, who are not such interested persons. Thornburg may elect, in lieu of the described compliance with Section 15(f) of the 1940 Act, to apply for and obtain an example order under Section 6(a) of die 1940 Act from the provisions of Sections 15(f)(l)(A) of the 1940 Act, in form and substance reasonably acceptance to MIMI.

        (l) Thornburg shall not acquired hereby any rights to the name "Mackenzie," or ally variation therefore.

        (m) Thornburg agrees to advise MIMI promptly, both orally and in writing, of any change in the final condition, operations, properties or business of Thornburg which, taken as a whole, would material affect its ability to perform investment advisory services for the Acquiring Funds on the Closing Date or its ability to carry out its obligations under this Agreement.

     5. Covenants of MIMI

        (a) Upon tile execution of this Agreement MIMI agrees that it will not initiate or participate in any discussions or agreements having the purpose or effect of (I) merging or effecting any transaction having the effect of a reorganization or disposition of any Acquired Fund or substantially all of its assets. The provisions of this paragraph shall become void and have no further force and effect in the event the Acquisition is not consummated by October 31, 1997.

        (b) MIMI will use its best efforts to comply with and obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, 1940 Act and those state securities and general laws which are necessary to consummate the transactions contemplated in this Agreement.

         (c) Commencing on the date of this Agreement, MIMI will take such actions including the reduction of fees, and the assumption of reimbursement of expenses, necessary to maintain each Acquired Fund's expense ratio (excluding taxes, Rule 12b-1 fees, brokerage commissions, interest litigation and indemnification expenses and other extraordinary expenses ) for the fiscal year ending June 30, 1997 and, if applicable, the fiscal period beginning July 1, 1997 and ending on the Closing Date at an annual for no more than .64% in case of Mackenzie Limited Term Municipal Fund and .85% in the case of each of the other Acquired Funds. MIMI agrees to waive, reimburse or otherwise limit each Acquired Fund's expenses incurred in excess of that ratio for each period, except that. any payment made in furtherance of this requirement after the Closing Date that, if prior to the Closing Date would have been made to the Acquired Fund, will instead be made to the Acquired Fund.

        (d) MIMI will pay or discharge any liabilities of each Acquired Funds which remain unpaid on the Closing Date, except as otherwise indicated in the applicable Agreement and Plan of Reorganization for such Acquired Fund. Before or on the Closing Date, MIMI will contribute to each Acquired Fund cash in an amount of the Acquired Fund's unamortized deferred organizational expenses, and MIMI will write down the value of any prepaid expenses of the Acquired Fund. MIMI will pay or discharge substantially all expenses incurred by each within the limitations described in the proceeding paragraph; provided that any such expenses So incurred by MIMI will be solely and directly related to the Acquisition within the meaning of Revenue Ruling 73-84, 1973-1 Cum. Bull. 187. Nothing in this will be interpreted to relieve MIMI of its obligation under the preceding paragraph to maintain each Fund's expense ratio at the specified annual rate far the stated

        (e) MIMI will at its expense obtain from the Acquired Funds' counsel an opinion in the usual form that, based upon certain facts, assumptions and representations, the

Acquisition will be a reorganization described in Section 368(a)(l) of the Internal Revenue Code of 1986 and no again or loss will be recognized in the Acquisition by the Funds of the shareholders of the Acquired Funds.

        (f) MIMI will at its expense wind up the business of each Acquired Fund after Closing, deregister Mackenzie Series Trust, and distribute to the former shareholders of each Acquired Fund final statements and tax reporting forms as may be required by applicable law.

        (g) MIMI will execute and deliver to Thornburg at Closing the Noncompetition Agreement attached to this Agreement as Exhibit B.

        (h) MIMI will execute and deliver to Thomburg at Closing the Transition and Related Services Agreement attached to this Agreement as Exhibit B.

        (i) MIMI will cooperate with Thornburg and the Acquiring Funds in all reasonable respects to consummate the transactions contemplated in this Agreement, including the timely delivery of copies of all documents and other information reasonably required in connection with Thornburg's due diligence investigations, preparation and filing of registration statements and other documents (including but not limited to pro forma financial statements for inclusion in the registration statements Thornburg will cause to be prepaid), and assistance in proxy solicitation efforts directed at the shareholders of the Acquired Funds.

        (j) MIMI agrees to use its best efforts not to permit the issuance of any press release or other public statement with respect to the transactions contemplated hereby without the consent of Thornburg, except as may be required by law, in which event such press release or public statement shall be made only after a reasonable effort to consult with and obtain consent of Thornburg has been made.

     6. Allocation of the Purchase Price. The parties will follow and use the allocation of those amounts paid to MIMI by Thornburg pursuant to Sections 4(d) and (e) (the "Purchase Price"), as set forth in Schedule 1, in all tax returns, tax filings and other tax reports made by them to any governmental agencies.

     7. Confidentiality.

        (a) Thornburg and MIMI each covenant and agree that it will use its reasonable best efforts to keep information Acquired during the course of the transactions contemplated hereby and relating to any business of the other condition.

        (b) In order to keep this Agreement confidential, neither Thornburg and its Affiliates, on the one hand, nor MIMI and its Affiliates, on the other hand will, release or supply a copy of the agreement, or the terms of the transactions contemplated by the Agreement or any of the schedules, exhibits or related agreements to this Agreement to any person other than to their respective Representatives are informed of the nature of the terms, document or documents and informed that such Representatives shall keep the terms, document or documents confidential.

        (c) None of the aforesaid covenants in this Section 7 will be deemed to be breached in any of the following instances:

            (i) The other party to this Agreement ("Party") consents to the action being taken.

            (ii) The information disclosed is generally available or known to die public other than as a result of a disclosure in violation of the covenants contained in this Section 7.

            (iii) A Party determines in good faith that me disclosure at information, including the filing of this Agreement, is required by any governmental body or authority, stock exchange or judicial authority or required by law or a regulation , including, but not limited to, any Party's reporting obligation under the 1933 Act or the 1934 Act.

            (iv) The disclosure is required or appropriate under principles of fiduciary law.

        (d) For purposes of this Section 7, the Term "Representatives" shall mean any officer, employee, director ten percent shareholder, accountant, attorney, financial adviser or banker of Thornburg or MIMI or their Affiliates, or of a member of the board of trustees or directors of any investment company advised by Thornburg or MIMI or their Affiliates, or of any person performing custody or transfer agent functions for Mackenzie trust Thornburg Trust or Thomburg LTMF, and the term "Affiliate" shall mean a person or entity that directly or indirectly controls, is controlled by or is under common control with a specified person or entity.

     8. Conditions Precedent to Obligations of Thornburg. The obligations of Thornburg provided for herein shall be subject, at its election, to the performance by MIMI of all the obligations to be performed by it hereunder or on before the Closing Date and, in addition thereto, die following conditions:

        (a) All representations and warranties of MIMI contained in this Agreement shall be true and correct in all material respects on the date hereof and as of the Closing Date.

        (b) MIMI shall have delivered to Thornburg at the Closing Date a certificate executed in its name by its President or Vice President, in form and substance satisfactory to counsel for Thornburg and dated as of the Closing Date, certifying that the representatives and warranties of MIMI made in this Agreement are true and correct at and as of the Closing Date, that the conditions set forth in this Section have been met and as such other matters as Thornburg or its counsel shall reasonably request

        (c) The Acquisition and the transactions contemplated therein shall have been approved by the requisite vote of the holders of the outstanding shares of each Acquired Fund, the board of directors of Thornburg LTMF, and the trustees of Mackenzie Trust and the Thornburg Trust, in accordance with applicable law.

        (d) All consents Of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including "no-action" positions of such federal or state authorities) deemed necessary by the parties hereto to permit consummation, in all material respects of the transactions contemplated under the 1933 Act.

        (e) The registration statements on Form N-14 of Thornburg LTMF and Thornburg Trust respecting the Acquisition shall have become effective under the 1933 and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     9. Conditions precedent to Obligations of MIMI. The obligations of MIMI provided herein shall be subject, at its election, to the performance by Thornberg of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

        (a) All representatives and warranties contained in this Agreement shall be true and correct in all material respects on the date hereof and as of the Closing Date.

        (b) Thornburg shall have delivered to MIMI a certificate executed in its name by its President or Vice President, in form and substance satisfactory to counsel for MIMI and dated as of the Closing Date, certifying that the representations and warranties of Thornburg made in this Agreement are true and correct at and as of tile Closing Date, that the conditions set forth in this Section have been met. and as to such other matters as MIMI or its counsel shall reasonably request.

        (c) The Acquisition and the transactions contemplated therein shall have been approved by the requisite vote of the holders of the outstanding shares of each Acquired Fund, the board of directors of Thornburg LTMF, and the trustees of Mackenzie Trust and the Thornburg Trust, in accordance with applicable law.

        (d) The registration statements on Form N-14 of Thornburg LTMF and Thornburg Trust respecting the Acquisition shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

        (e) All consents of other parties and all other consents, order and permits of federal, state and local regulation authorities (including those of the Securities and Exchange Commission and of state security authorities, including "no-action" positions of such federal or state authorities ) deemed necessary by the parties hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained.

     10. Further Condition Precedent to Obligations of Thornburg The obligations of MIMI hereunder are, at the Option of Thornburg, and the obligations of Thornburg hereunder are, at the Option of MIMI, each subject to the further condition that on or before the Closing Date no action, suit or other proceeding shall be pending before any court or in any governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, the Acquisition or the transitions contemplated therein.

     11. Responsibility for Fees and Expenses.

         (a) Thornburg and MIMI each agrees that it will pay to Roberto de Guardiola Company, L.L.C. one half of the firm's fee for assisting in consummation of the transactions contemplated in the Agreement. This fee is four percent of the consideration paid by Thornburg to MIMI under the Noncompetition Agreement and the Consulting and Services Agreement attached to this Agreement as Exhibit A and B, respectively, under paragraphs 4(d) and 4(e) of this Agreement, payable at the times Thornburg pays the consideration to MIMI. Each party hereby represents and warrants to the other that is no other that there is no other person entitled to a commission, broker fee or similar consideration in connection with the transactions contemplated in this Agreement.

         (b) Except as otherwise specified provided in this Agreement, Thornburg and MIMI each will pay its expenses incurred in connection with entering into carrying out provisions of this Agreement, including the expense of its own counsel to review and revise documents prepared by the other party, whether or not the Acquisition consummated.

     12. Indemnification.

         (a) Indemnification by MIMI of Thornburg. Subject to the following sentence, MIMI shall indemnify defend and hold harmless Thornburg, each of its Affiliates (as that term is defined in Section 7), and each Acquiring Fund, and each of their respective officers, trustees, directors, employees and agents, and the successors of any of them (hereinafter collectively, the "Thornburg Group") against any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries, and deficiencies, including but not limited to interest, penalties and reasonable attorney's fees and disbursements (including any such fees and disbursements which are incident to any appeal) ("Thornburg Losses") that any member of the Thornburg Group shall incur or suffer, which arise out of, result from, or relate to: (i) any breach of the representations or warranties made by MIMI in this Agreement: (ii) any failure to comply with any of the covenants or agreements of MIMI made in this Agreement; and (iii) any claim asserted against Thornburg or an Acquiring Fund relating to the operations of MIMI any Acquired Fund before the Closing Date (but not including any claim or portion of a claim which relates to operations of Thomburg or an Acquiring Fund after the Closing Date). Notwithstanding any other provision of this Agreement to the contrary, MIMI shall not be charged with any obligation to Thornburg or a Thornburg Fund under the forgoing indemnity or otherwise under this Agreement or with respect to any breach of this Agreement or any agreement or instrument delivered hereunder (a) unless and only to the extent that the aggregate amount of Thornburg Losses exceeds $50,000,000; and (b) for any amount in excess of the Purchase Price.

         (b) Indemnification by Thornburg of MIMI. Subject to the following sentence, Thornburg shall indemnify, defend and hold harmless MIMI, each of its Affiliates, and each Acquired Fund, and each of their representative officers, trustees, directors, employees and agents and the successors of any of them (hereinafter collectively, the "MIMI Group") against any and all claims, demands, losses, costs, expenses, obligation, liabilities, damages, recoveries and deficiencies, including but not limited to interest, penalties and reasonable attorneys' fees and disbursements (including any such fees and disbursements which are incident to any appeal) ("MIMI Losses") that any member of the MIMI group shall incur or suffer which arise out of, result from. or relate to: (i) any breach of the covenants or warranties made by Thornburg in this Agreement; (ii) any failure to comply with any of the covenants or agreements at Thornburg made in this Agreement; and (iii) any claim asserted against MIMI or an Acquired Fund relating to the operations of Thornburg or the Acquiring Funds subsequent to the Closing Date, (but not including any claim or portion of a claim which relates to operations of MIMI or an Acquired Fund before the Closing Date). Notwithstanding any other provision of This Agreement to the contrary, Thornburg shall not be charged with any obligation to MIMI or an Acquired Fund under the foregoing indemnity or otherwise under this Agreement or with respect to any breach of this Agreement or any agreement or instrument delivered hereunder (a) unless and only to the extent that the aggregate amount of MIMI Losses exceeds $50,000; and (b) for any amount in excess of the Purchase Price; provided, however, that the limitations set forth in subparagraphs (a) and (b) of this Section 12(b) shall not apply with respect to MIMI Losses relating to Section 15(f) of the 1940 Act.

         (c) Indemnification Procedures.

               (i) Promptly after receipt by the person seeking indemnification under this Agreement (the "Indemnitee") of notice of the commencement of any action or the assertion any claim, liability or obligation (whether by legal process or otherwise), against which claim, liability or obligation a Party to this Agreement (the "Indemnitor") is, or may be, required under this Agreement to indemnify the Indemnitee, the Indemnitee shall if a claim under this Agreement is to be or may be made against the Indemnitor, notify the Indemnitor in writing of the commencement or assertion of the claim, provide the Indemnitor with a copy of the claim, process and all legal pleadings and permit the Indemnitor to assume and have sole control over the defense of the claim or any litigation resulting from the claim. Failure by the Indemnitor to notify the Indemnitor of its election to defend any such action within 30 days after notice of the action has been given to the Indemnitor shall be deemed a waiver by the Indemnitor of its right to defend the action.

               (ii) If the Indemnitor assumes the defense of any claim or any litigation resulting from the claim, the obligations of the Indemnitor as to the claim shall be limited to taking all steps necessary in the defense or settlement of the claim or litigation resulting from the claim and to holding the Indemnitee harmless from and against any and all losses, damages and liabilities caused by or arising out of any settlement approved by the Indemnitor or any judgment in connection with the claim or litigation resulting from the claim. The Indemnitee shall fully cooperate with the Indemnitor in defending any claim. The Indemnitee may participate in the defense of the claim or litigation. The Indemnitee may employ separate counsel to participate in the defense of the claim or litigation and the fees and expenses of such counsel shall be at the expense of the Indemnitee but only if the employment thereof (a) has been specifically authorized in writing by the Indemnitor, which authorization shall not be unreasonably withheld, (b) relates to the defense of any claim to the extent. the claim seeks injunctive, specific performance or other non-monetary relief involving or affecting the business, operations or assets of the Indemnitee (or an Affiliate of the Indemnitee), and (c) does not present counsel chosen by the Indemnitor a conflict of interest. The Indemnitor shall not, in the defense of the claim or any litigation resulting from the claim, consent to the entry of any judgement without written consent of the Indemnitee or enter into any settlement without the written consent of the Indemnitee, unless the judgment or settlement (1) includes as an unconditional term the giving by the claimant or tile plaintiff to the Indemnitee of a release from all liability with respect to the claim or litigation (2) does not impose any injunctive or other non-monetary relief on the indemnitee (3) does not require any action other than the payment of money for which the Indemnitor will be liable.

               (iii) If the Indemnitor does not assume the defense of the claim or litigation resulting from the claim, the Indemnitee may defend against the claim or litigation. The Indemnitor shall pay all reasonable expenses, Legal or otherwise, incurred by the Indemnitee in the defense of the claim or litigation. The Indemnitee shall conduct such defense in good faith and shall have the right to settle the claim or litigation with the prior written counsel of the Indemnitor which shall not be unreasonably withheld.

               (iv) Nothing in this Section shall be construed to provide for Indemnification in violation of Section 17(i) of the 1940 Act or any other applicable federal securities laws. In the event that any court determines that, notwithstanding the foregoing, any particular indemnification sought hereunder violates the aforesaid Section 17(i) (or other applicable provisions of the federal securities laws), it is the intent of the Parties that any court shall have the power to reform or construe such provisions in such manner as to render the same enforceable, or, alternatively, substitute other provisions (including, without limitation. provisions regarding contribution or other sharing of liability by indemnified and indemnifying Parties) so as to give the Parties hereto, to the maximum extent permitted by law, the intended benefits of this Section 12.

               (v) If the loss, damage, cost, expense or liability of an Indemnitee results in a tax deduction or credit that reduces the amount of any taxes actually paid by such Indemnitee, then the amount of such claim for indemnification shall, unless and to extent that such claim amount is itself subject to taxes in the hands of the Indemnitee, be reduced by the amount of such reduction in tax.

     13. Entire Agreement; Survival Warranties.

         (a) Thornburg and MIMI agree that neither party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties This Agreement supersedes that certain confidentiality letter between the parties dated March 26, 1997.

         (b) The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive die consummation of the transactions contemplated hereunder for a period of three years after the Closing Date.

     14. Termination.

         (a) In addition to the automatic termination provided for in Section 1 hereof, this Agreement may be terminated by the mutual agreement of Thornburg and MIMI. In addition, either Thornburg or MIMI may at its option terminate this Agreement at the prior to the Closing Date because:

               (i) of a breach by the other of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date if such breach is material to the transactions contemplated herein; or

               (ii) a condition herein expressed to be precedent to the obligations of the terminating party (Other than the conditions identified in paragraphs 8(a) and 9(a) above) has not been met and it reasonably appears that it will not or cannot be met

         (b) In the event of any such termination, there shall be no liability for damages on the part of either Thornburg or MIMI. or their respective Affiliates (as that term is defined in Section 7), shareholders, directors, trustees, officers, employees, agents, consultants or representatives or any affiliate thereof, or on the part of any Acquiring Fund or any of its officers, directors or trustees; but each party shall bear, except as otherwise expressly provided herein, the expenses incurred by them incidental to the preparation and carrying out of this Agreement, provided that, if the termination shall result from the breach by a party of any covenant or agreement of such party contained in this Agreement, such party responsible for the breach shall be fully liable for any and all reasonable costs and expenses (including reasonable counsel fees and disbursements) sustained or incurred by the non-breaching party; and further provided that the terms of the confidentiality obligations of die parties to this Agreement set forth in this Agreement shall survive any termination of this Agreement.

     15. Amendments. This Agreement may be amended, modified or supplemented only in a writing executed by authorized officers of MIMI and Thornburg.

     16. Notices. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by certified U.S. mail, facsimile or courier service addressed to: Thornburg, 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501. Attention - Brian J. McMahon; and MIMI, Via Mizner Financial Plaza, Suite 300, 700 South Federal Highway, Boca Raton, Florida 33432, Attention - C. William Ferris, or to such other addresses as a party may designate by notice complying with this Section.

     17. Further Assurances. The parties hereby agree from time to time to execute and deliver such further and other transfers, assignments and documents arid to do all matters arid things which may be convenient or necessary to more effectively and completely carry out the provisions and purposes of this Agreement and the transactions contemplated herein.

     18. Severability. If any part of this Agreement or any other agreement entered into pursuant hereto is contrary to, prohibited by or deemed invalid under applicable law or regulation, such provisions shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given full force and effect so far as possible.

     19. Waivers. The failure or delay of any party at any time to require performance by another party of any provision of this Agreement, even if known, shall not affect the right of such party to require performance of that provision or to exercise any right, power or remedy hereunder, and any waiver by any party of any breach of any provision of this Agreement will not be construed as a waiver of any continuing or succeeding breach of such provision a of the provision itself, or a waiver of any right, power or remedy under this. Agreement except in respect of such breach. No notice to or demand on any party in any case shall, of itself, entitle such party to any other or further notice or demand in similar or other circumstances.

     20. Headings; Counterparts; Governing Law; Assignment

         (a) The Section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         (b) This Agreement may be execute in any number of counterparts, each of which shall be deemed an original.

         (c) This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act (as the same Acts shall have been or will be amended) or rules, orders or regulations of such governmental bodies or authorities having authority with respect to such Acts.

         (d) This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective administrators, executors, legal representatives, heirs, successors and permitted assigns any rights or remedies under or by reason or Agreement.

         (e) In the event of any litigation respecting this Agreement or its subject matter, the prevailing party will be entitled to reimbursement from the Losing party for the prevailing party's costs of suit, including reasonable attorney's fees.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

                                   THORNBURG MANAGEMENT COMPANY, INC.

                                   By: /s/
                                       -------------------------------------
                                       Managing Director

                                   MACKENZIE INVESTMENT MANAGEMENT, INC.

                                   By: /s/ C. William Ferris
                                       -------------------------------------
                                       Sr. Vice President

                                   SCHEDULE 1

                                                                  PERCENTAGE OF
ASSETS                                                           PURCHASE PRICE
------                                                           --------------
Various investment advisory/distribution
materials and prospectuses, annual reports
and certain records relating to the Acquired Funds                       .75%

The intangible relationship with the Acquired
Funds and the beneficial owners as evidenced
by each Acquired Fund's customers' list, subject
to uses thereof which are lawful                                       64.00%

Copies of all sales literature, promotional
literature, catalogs and similar materials
relating to the to the Acquired Funds for the two
most recent years                                                        .25%

Services to be Performed Pursuant to the
Transition and Related Services Agreement                              30.00%

Covenant not to compete pursuant to
the Noncompetition Agreement                                            5.00%
                                                                      -------

                  TOTAL                                               100.00%

                                    EXHIBIT A

                            NONCOMPETITION AGREEMENT

     THIS AGREEMENT (the "Agreement") is made as of the ___ day of_______ 1997, by and between THORNBURG MANAGEMENT COMPANY, INC. a Delaware corporation having its principal office at 119 East Marcy Street, Santa Fe, New Mexico 87501 ("Thornburg") and MACKENZIE INVESTMENT MANAGEMENT, INC., a Delaware corporation having its principal office at Via Mizner Financial Plaza, Suite 300, 700 South Federal Highway, Boca Raton, Florida 33432 ("MIMI").

                                     Recital

     Thornburg and MIMI entered into a certain Agreement dated June 5, 1997 (the "Purchase Agreement") relating to the acquisition (the "Acquisition") of specified assets of four series of Thornburg Investment Trust ("Mackenzie Trust") by certain series of Thornburg Investment Trust ("Thornburg Trust") and certain series of Thornburg Limited Term Municipal Fund, Inc. ("Thornburg LTMF"), which provided, in part, that upon closing of the Acquisition. Thornburg and MIMI would execute and deliver this Agreement.

     THEREFORE, in consideration of the premises, and the covenants and agreements hereafter described, the parties agree as follows.

     1. Noncompetition. MIMI hereby agrees that for a period of one year from the date of this Agreement, it will not engage directly or indirectly in the performance of management or investment advisory services for, or the promotion or sponsorship of, any investment company registered under the Investment Company Act of 1940, as amended that, as a fundamental policy, invests at least 80% of its total assets in municipal obligations. For purposes of this Agreement, "promotion" includes, but is not limited to, providing advice, consulting or marketing services to any other person in connection with the management, administration or sponsorship of an investment company or the distribution of its securities. Notwithstanding the preceding two sentences, MIMI shall not be precluded from the performance of management or advisory services for, or the promotion sponsorship of, any one or more registered investment companies investing primarily in municipal bonds were MIMI commences these activities in connection with a transaction involving (i) an assignment of investment advisory agreements to MIMI under which MIMI is to commence providing services for a group of registered investment companies of which the companies investing at least 80% of total assets in municipal bonds represent less than 30% of the companies' total assets, or (ii) an acquisition of assets by registered investment companies managed by MIMI in which the assets of the acquired companies which invest primarily in municipal bonds represent less than 30% of all the acquired companies' total assets, or (iii) a combination of (i) and (ii).

     2. Current Relationships Protected. The proceeding section will not preclude or limit MIMI or any successor from managing, advising, promoting, or sponsoring any of currently sponsored existing investment companies, or any other investment companies not having the investment policy described in the proceeding section, or any private accounts and common trust funds which may invest in whole or in part in municipal obligations so long as those accounts and funds are not investment companies defined in the Investment Company Act of 1940, as amended. The preceding section will not preclude MIMI from owning shares in any Investment company.


     3. No Use of Information

        (a) MIMI hereby further agrees that it will not use in the conduct of any business activity, or disclose to any other person whether or not in connection with any business activity, any information of any kind acquired from Thornburg in the course of negotiating and consummating the Acquisition. This provision does not apply to any portion of the information which is of public record or otherwise generally available, and will not prohibit MIMI from disclosing portions of that information in compliance with an order or similar directive of any court or governmental agency having jurisdiction and the power to compel that disclosure.

        (b) Thornburg hereby further agrees that it will not use in the conduct of any business activity. or disclose to any other person whether or not in connection with any business activity, any information of any kind acquired from MIMI in the course of negotiating and consummating the Acquisition. This provision does not apply to any portion of the information which is of public record or otherwise generally available and win not prohibit Thornburg from disclosing portions of that information in compliance with an order or similar directive of any court or governmental agency having jurisdiction and the power to compel that disclosure.

     4. Consideration for Agreements. In consideration of MIMI's agreements hereunder, Thornburg has paid to MIMI upon the execution of this Agreement a cash consideration equal to a percentage of the aggregate net asset value of the assets acquired by Thornburg Trust and Thornburg LTMF from Mackenzie Trust on the closing of tile Acquisition, as more specifically described in tile Purchase Agreement. In further consideration of MIMI's agreement hereunder, Thornburg will pay in cash to MIMI, by wire transfer of immediately available funds, as soon as practicable after the six-month anniversary date of the Closing described in the Purchase Agreement, and in no event more than 30 days after the six-month anniversary date of that Closing the further payment more specifically described in the Purchase Agreement.

     5. Injunction. The parties understand and agree monetary damages alone may not be an adequate remedy to Thornburg in the event of MIMI's breach of its agreements hereunder, and that any breach by Mackenzie of its covenants herein would cause irreparable harm to Thornburg. In addition to any other remedies available to Thornburg under applicable law, Thornburg is entitled to obtain one or more injunctions restraining MIMI from any breach or threatened or anticipatory breach, of this Agreement.

     6. Headings; Counterparts; Governing Law; Assignment

        (a) The section and paragraph headings contained in this Agreement are for reference purpose only and shall not affect in any way the meaning or interpretation of this Agreement.

        (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

        (c) This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the Investment Company Act of 1940, as amended, or rules, orders or regulations of governmental authorities or self regulatory organizations having authority under those statutes.

        (d) This Agreement shall bind and inure to the benefit of the parties hereto and their successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective administrators, executors, legal representatives, heirs, permitted successors and assigns, any rights or remedies under or by reason of this Agreement.

        (e) In the event of any litigation between the parties hereto respecting this Agreement or its subject matter, the prevailing party will be entitled to reimbursement from the losing party for the prevailing party's cost of suit, including reasonable attorneys' fees.

        (f) No delay or failure by a party to exercise any right under this Agreement, and no partial or single exercise of a right, shall constitute a waiver of that right or any other right.

        (g) If any portion of this Agreement is void or unenforceable, that voidness or unenforceability, will not affect the validity or enforceability of any other portion of this Agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

                                       THORNBURG MANAGEMENT COMPANY, INC.

                                       By:_____________________________________


                                       MACKENZIE INVESTMENT MANAGEMENT,INC.

                                       By:_____________________________________

                                    EXHIBIT B

                      TRANSITION AND RELATED SERVICE AGENTS

     This AGREEMENT (the "Agreement") is made as of this ___ day or _________ , 1997, by and between THORNBURG MANAGEMENT COMPANY, INC., a Delaware corporation having its principal office at 119 East Marcy Street, Santa Fe, New Mexico 87501 ("Thornburg") and MACKENZIE INVESTMENT MANAGEMENT, INC., a Delaware corporation having its principal office at Via Mizner Financial Plaza, Suite 300, 700 South Federal Highway, Boca Raton, Florida 33432 ("MIMI").

                                     Recital

     Thornburg and MIMI entered into a certain Agreement dated June 5, 1997 (the "Purchase Agreement") relating to the acquisition (the "Acquisition") of specified assets of four series of Thornburg Series Trust ("Mackenzie Trust") by certain series of Thornburg Investment must ("Thornburg Trust") and certain series of Thornburg Investment Trust Municipal Fund, Inc. ("Thornburg LTMF"), which provided, in part, that upon closing of the Acquisition. Thornburg and MIMI would execute and deliver this Agreement.

     THEREFORE, in consideration of the premises, and the covenants and agreements hereafter described, the parties agree as follows.

     1. Dealer Relations. MIMI will not impede or discourage persons who were previously parties to dealer agreements with Mackenzie Trust's principal underwriter from executing dealer agreements with Thornburg Securities Corporation, principal underwriter for Thornburg Trust and Thornburg LTMF.

     2. Shareholder and Accounting Information. MIMI will furnish to Thornburg information (including copies of documents) reasonably requested by Thornburg respecting Mackenzie Trust readily available income and expense accounting and recordkeeping, share insurance and redemptions, dividends and other shareholder distributions accounting, compliance and tax reporting matters, dealers and other persons who sold shares of Mackenzie Trust shareholder servicing, transactions and identification, custodial and transfer agency information and other information respecting the management and administration of the Mackenzie Trust before the closing of the Acquisition. MIMI will furnish to shareholders of the Acquiring Funds final accountant statements and inquired tax reporting statements pertaining to their accounts in the Acquired.

     3. Consideration for Agreements. In partial consideration of MIMI's agreements hereunder, Thornburg has paid to MIMI upon the execution of this Agreement a cash consideration equal to a percentage of the aggregate net value of the assets acquired by Thornburg Trust and Thornburg LTMF from Mackenzie Trust on the closing of the Acquisition as more specifically described in the Purchase Agreement. In further consideration of MIMI's agreements hereunder, Thornburg will pay in cash to MIMI, by wire transfer of immediately available funds as soon as practicable after the six-month anniversary date of the Closing described in the Purchase Agreement, and in no event more than 30 days after the six-month anniversary date of that Closing the further payment more specially described in the Purchase Agreement.

     4. Thornburg's Delivery of Information. Thornburg will furnish to MIMI shareholder address changes, similar information not possessed or otherwise available to MIMI and necessary to permit MIMI to wind up the business of Mackenzie Trust and distribute final statements and tax reporting statements to Mackenzie Trust's former shareholders and such other information as MIMI may reasonably require to effect the deregistration of Mackenzie Trust with the Securities and Exchange Commission and termination of Mackenzie Trust.

     5. Headings; Counterparts; Governing Law; Assignment.

        (a) The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

        (c) This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware, provided that nothing herein shall be construed in a major inconsistent with the Investment Company Act of 1940, as amended, or Investment Advisers Act of 1940, as amended, or rules, orders or regulations of governmental authorities or self regulatory organizations having authority under those statutes.

        (d) This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be made by any party without the written confer of upon or give any person, firm or corporation, other than the parties hereto and their representatives, heirs, permitted successors and assigns, any rights or remedies under or by reason of this Agreement.

        (e) In the event of any litigation between the parties hereto respecting this Agreement or its subject matter, the prevailing party will be entitled to reimbursement from the losing party for the prevailing party's cost of suit, including reasonable attorneys' fees.

        (f) No delay or failure by a party to exercise any right under this Agreement, and no partial or single exercise of a right, shall constitute a waiver of that right or any other right.

        (g) If any portion of this Agreement is void or unenforceable, that voidness or unenforceability will not affect the validity or enforceability of ally other portion of this Agreement.

         6. Term. This Agreement shall commence on the date hereof and terminate nine months after its commencement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

                                       THORNBURG MANAGEMENT COMPANY, INC.

                                       By:______________________________________



                                       THORNBURG MANAGEMENT COMPANY, INC.

                                       By:______________________________________

                                  SCHEDULE 5.19
                               ADVISORY AGREEMENTS

The Ivy funds pay Ivy Management, Inc. and the Mackenzie funds pay Mackenzie Investment Management Inc. a management fee monthly based on an annual rate of each funds' average daily net assets, as follows:

IVY GROWTH FUND: annual rate of .85% of average daily net assets

IVY GROWTH WITH INCOME FUND: annual rate of .75% of average daily net assets

IVY EMERGING GROWTH FUND: annual rate of .85% of average daily net assets

IVY INTERNATIONAL FUND: annual rate of 1.00% of average daily net assets

IVY CHINA REGION FUND: annual rate of 1.00% of average daily net assets

IVY LATIN AMERICA STRATEGY FUND: annual rate of 1.00% of average daily net assets

IVY NEW CENTURY FUND: annual rate of 1.00% of average daily net assets

IVY GLOBAL SCIENCE & TECHNOLOGY FUND: annual rate of 1.00% of average daily net assets

IVY CANADA FUND: annual rate of .50% of average daily net assets

IVY GLOBAL FUND:
     annual rate of 1.00% of first $500 million of average daily net assets annual rate of 0.75% over $500 million of average daily net assets

IVY INTERNATIONAL SMALL COMPANIES FUND: annual rate of 1.00% of average daily net assets

IVY ASIA PACIFIC FUND: annual rate of 1.00% of average daily net assets

IVY GLOBAL NATURAL RESOURCES FUND: annual rate of 1.00% of average daily net assets

IVY PAN-EUROPE: annual rate of 1.00% of average daily net assets

IVY INTERNATIONAL FUND II: annual rate of 1.00% of average daily net assets

IVY BOND FUND:
     annual rate of 0.75% of first $100 million of average daily net assets annual rate of 0.50% over $100 million of average daily net assets

SUBADVISORY AGREEMENTS

Northern Cross Investments Limited serves as subadviser for Ivy International Fund. Ivy Management, Inc. pays Northern Cross a fee at the rate, on an annual basis, equal to 0.60% of the average net assets up to $1.5 billion and 0.55% of the average net assets in excess of $1.5 billion of Ivy International Fund.

Mackenzie Financial Corporation (MFC) serves as investment adviser for the Ivy Canada Fund and the Ivy Global Natural Resources Fund. Ivy Canada Fund and Ivy Global Natural Resources Fund pay MFC a monthly fee at the annual rate of 0.35% and 0.50% of their respective average daily net assets.








September 16, 1997

                                  SCHEDULE 5.20
                            12b-1 DISTRIBUTION PLANS

                                     CLASS A

Summary of Distribution Plans: Distributor (Ivy Mackenzie Distributors, Inc., a wholly-owned subsidiary of Mackenzie Investment Management Inc.) shall be reimbursed for service fee payments made to brokers for account maintenance and personal services to shareholders in connection with the sale of shares of each of the following funds, up to an amount equal, on an annual basis, to 0.25% of the average daily net asset value of each of the following funds' shares that are registered in the name of a broker as nominee or held in a shareholder account that designates a broker as broker of record. The funds accrue the fee daily and reimburse the Distributor monthly. The brokers are paid quarterly.

                  Ivy China Region Fund
                  Ivy Emerging Growth Fund
                  Ivy Growth Fund (1)
                  Ivy Growth with Income Fund (1)
                  Ivy International Fund (1)
                  Ivy Latin America Strategy Fund
                  Ivy New Century Fund
                  Ivy Global Science & Technology Fund
                  Ivy Canada Fund
                  Ivy GlobalFund
                  Ivy International Small Companies Fund
                  Ivy Asia Pacific Fund
                  Ivy Global Natural Resources Fund
                  Ivy Pan-Europe Fund
                  Ivy International Fund II
                  Ivy Bond Fund

Ivy Canada Fund: The above summary applies; but in addition, the Distributor is compensated for its services as distributor of the shares of the Ivy Canada Fund at the annual rate of 0.15% of the Ivy Canada Fund's average daily net assets.

(1) Fee applies only to Class A shares issued after December 31, 1991.





September 16, 1997

                                  SCHEDULE 5.20
                            12b-1 DISTRIBUTION PLAN
                                     CLASS B

Summary of Distribution Plan: Ivy Fund or the Mackenzie Series Trust shall pay the Distributor (Ivy Mackenzie Distributors, Inc., a wholly owned subsidiary of Mackenzie Investment Management Inc.) a fee at the annual rate of 1.00% of the average daily net assets of Class B shares of each of the funds itemized below. The fee is broken down into two components: a 0.75% asset based sales charge and a 0.25% service fee. The purpose of the asset based service charge is to reimburse the Distributor for services rendered in connection with any activities or expenses primarily intended to result in the sale of Class B shares. The purpose of the 0.25% service fee is to reimburse the distributor for payments made to brokers, which are unaffiliated with the distributor, for account maintenance and personal services to shareholders. The 12b-1 Funds accrue the fee daily and reimburse the Distributor monthly. The 0.25% service fee is paid to the brokers quarterly.

The Ivy Fund Class B Distribution Plan applies to the following funds:

                  Ivy China Region Fund
                  Ivy Emerging Growth Fund
                  Ivy Growth Fund
                  Ivy Growth with Income Fund
                  Ivy International Fund
                  Ivy Latin America Strategy Fund
                  Ivy New Century Fund
                  Ivy Global Science & Technology Fund
                  Ivy Canada Fund
                  Ivy Global Fund
                  Ivy International Small Companies Fund
                  Ivy Asia Pacific Fund
                  Ivy Global Natural Resources Fund
                  Ivy Pan-Europe Fund
                  Ivy International Fund II
                  Ivy Bond Fund



September 16, 1997

                                  SCHEDULE 5.20
                             12b-1 DISTRIBUTION PLAN
                                     CLASS C

Summary of Distribution Plan: Ivy Fund shall pay the Distributor (Ivy Mackenzie Distributors, Inc., a wholly owned subsidiary of Mackenzie Investment Management Inc.) a fee at the annual rate of 1.00% of the average daily net assets of Class C shares of each of the funds itemized below. The fee is broken down into two components: a 0.75% asset based sales charge and a 0.25% service fee. The purpose of the asset based service charge is to reimburse the Distributor for services rendered in connection with any activities or expenses primarily intended to result in the sale of Class C shares. The purpose of the 0.25% service fee is to reimburse the distributor for payments made to brokers, which are unaffiliated with the distributor, for account maintenance and personal services to shareholders. The 12b-1 Funds accrue the fee daily and reimburse the Distributor monthly. During the first year of the investment, the Distributor retains the entire service/distribution fee. Thereafter, the Distributor pays the entire service/distribution fee to the dealer of the qualified investment.

The Ivy Fund Class C Distribution Plan applies to the following funds:

                        Ivy China Region Fund
                        Ivy Emerging Growth Fund
                        Ivy Growth Fund
                        Ivy Growth with Income Fund
                        Ivy International Fund
                        Ivy Latin America Strategy Fund
                        Ivy New Century Fund
                        Ivy Global Science & Technology Fund
                        Ivy Canada Fund
                        Ivy Global Fund
                        Ivy International Small Companies Fund
                        Ivy Asia Pacific Fund
                        Ivy Global Natural Resources Fund
                        Ivy Pan-Europe Fund
                        Ivy International Fund II
                        Ivy Bond Fund



September 16, 1997

                                BANKBOSTON, N. A.
                               100 Federal Street
                           Boston, Massachusetts 02110

                                  May 27, 1998

C. William Ferris, Senior Vice President
Mackenzie Investment Management Inc.
700 South Federal Highway
Boca Raton, FL 33432

         Re:      Sixth Amendment

Dear Mr. Ferris:

     We refer to the Revolving Credit and Term Loan Agreement, dated as of February 11, 1994, as amended, between Mackenzie Investment Management Inc. and The First National Bank of Boston (now known as Bank Boston, N.A.) (the "Agreement"), with capitalized terms being used herein with the same meanings assigned thereto in the Agreement.

     The Company has requested that the Bank extend the time period during which the Company may borrow Advances pursuant to the Loan Documents. In response to that request and in reliance on the Company's representations and warranties herein, the Bank agrees as follows:

     1. Amendment. Subject to sec. 3 hereof, the Agreement is amended as follows:

        (a) the definition of "Term Conversion Date" in section 1(a) is hereby amended to refer to June 30, 1999.

        (b) the definition of "Termination Date" in section 1(a) is hereby amended to refer to June 30, 2004 or the earlier date of termination of the Agreement pursuant to sec. 2.4, sec. 4.6 or sec. 9 thereof; and

        (c) the date "September 30, 1998" in the eleventh line of sec. 3.2 is hereby replaced with the date "September 30, 1999."

     2. Representations. In order to induce the Bank to enter into this Amendment, the Company represents and warrants as follows:

        (a) each of the representations and warranties of the Company in the Agreement are true and correct on the date of this Amendment;

        (b) no Default or Event of Default has occurred and is continuing;

        (c) the execution, delivery and performance by the Company of this Amendment and the Agreement as amended hereby are within the Company's corporate powers, have been duly authorized by all necessary corporate action, require no authorization or action by or in respect of, or filing with, any governmental body, agency or official or any shareholder or creditor of the Company and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the corporate charter or by-laws of the Company or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or result in the creation or imposition any lien on any asset of the Company; and

        (d) this Amendment has been duly executed and delivered by the Company, and this Amendment and the Agreement as amended hereby constitute valid and binding agreements of the Company enforceable in accordance with their terms.

     3. Conditions. The provisions of sec. 1 of this Amendment shall become effective when each of the following conditions has been satisfied:

        (a) the Bank shall have received copies of this Amendment signed by the Company;

        (b) the Bank shall have received an opinion of counsel from the Company's counsel which is satisfactory to the Bank in all respects;

        (c) the Bank shall have received a manually signed certificate from the Secretary of the Company in form and substance satisfactory to the Bank and dated a recent date as to any changes in the incumbency of the officers of the Company who are authorized to execute and take actions under the Loan Documents and in the Company's charter and by-laws, and certifying and attaching votes of the Company's board of directors authorizing the transactions contemplated hereby; and

        (d) the Bank shall have received a long-form legal existence and good standing certificate for the Company from the Secretary of State of the State of Delaware and a foreign qualification certificate for the Company from the Secretary of State of the State of Florida, each dated no more than ten days prior to the date hereof.

     4. Miscellaneous. Except as expressly provided above, the Agreement is unchanged and remains in full force and effect, and this Amendment and the Agreement shall be read and construed as one agreement. This Amendment is intended to take effect as an instrument under seal, is governed by the laws of the Commonwealth of Massachusetts, and may be executed in counterparts. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto against which enforcement hereof is sought.

     Please sign below to evidence your agreement hereto, whereupon this Amendment shall become a binding agreement between us.

                                     Very truly yours,

                                     BANKBOSTON, N. A. (formerly known as
                                     The First National Bank of Boston, N.A.)

                                     By: /s/
                                         ----------------------------------
                                         Title: Managing Director

Agreed:

MACKENZIE INVESTMENT MANAGEMENT, INC.


BY: /s/ C. William Ferris
    ---------------------------------
    Title: Sr. Vice President